1933 Act File No. 333-[                                           ]

1940 Act File No. 811-[                                           ]

As filed with the Securities and Exchange Commission on January 8th, 2013

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
PRE-EFFECTIVE AMENDMENT NO. [  ]
POST-EFFECTIVE AMENDMENT NO. [  ]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
AMENDMENT NO. [  ]
(CHECK APPROPRIATE BOX OR BOXES)

GROSVENOR ALTERNATIVE FUNDS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

900 NORTH MICHIGAN AVENUE, SUITE 1100
CHICAGO, ILLINOIS 60611
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
(312) 506-6500

GIRISH S. KASHYAP
GROSVENOR ALTERNATIVE FUNDS
900 NORTH MICHIGAN AVENUE, SUITE 1100
CHICAGO, ILLINOIS  60611

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

GEORGE J. ZORNADA
K&L GATES LLP
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111-2950

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

If appropriate, check the following box: [  ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GROSVENOR ALTERNATIVE FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus

Statement of Additional Information

Part C of Form N-1A

Signature Page

DRAFT – JANUARY 8, 2013 – SUBJECT TO COMPLETION
The information in this Prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

GROSVENOR®
Alternative Funds

Grosvenor Alternative Strategies
Fund

[________], 2013

Prospectus

Class I (ticker)

The Securities and Exchange Commission has not approved the Fund’s shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of Contents

Investment Objective	1

Fees and Expenses of the Fund	1

Example	1

Portfolio Turnover	2

Principal Investment Strategies	2

Principal Investment Risks	5

Performance and Financial Highlights	11

Management of the Fund	11

Purchase and Sale of Fund Shares	11

Tax Information	12

Payments to Broker-Dealers and Other Financial Intermediaries	12

Fund Details	13

Investment Objective	13

Investment Strategies – Adviser	13

Investment Strategies – Subadvisers	19

Additional Information about the Fund’s Principal Investment Risks	19

Information about Additional Risks	31

Portfolio Holdings Disclosure	31

Adviser	32

Subadvisers	32

Other Service Providers	33

Class I Shares	36

How to Purchase Shares	38

How to Redeem Shares	38

Cost Basis Reporting	40

Taxation	41

Statements And Reports	44

Financial Highlights	44

Fund Summary

Investment Objective
Grosvenor Alternative Strategies Fund (the "Fund") seeks to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees1 (Fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchase (as % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within [ ] days)	[__]

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Class I
Investment Advisory Fee2	[__]
Distribution and/or Service (12b-1) Fees	None
Other Expenses3	[__]
Subsidiary Expenses	[__]
Interest and Dividends on Securities Sold Short	[__]
Acquired Fund Fees and Expenses	[__]
Total Annual Operating Expenses	[__]
Fee Waiver and/or Expense Reimbursement4	[__]
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	[__]
1	The fee table and the example reflect the expenses of both the Fund and the Master Fund (as defined below) in which the Fund invests substantially all of its assets.
2
The Investment Advisory Fee is paid by the Master Fund to the Adviser (as defined below) as compensation for the services provided by the Adviser to the Master Fund.  The Investment Advisory Fee includes an advisory fee paid to the Adviser by the Subsidiary (as defined below) at the same annual rate of the Subsidiary’s average daily net assets as the Investment Advisory Fee.  The Adviser has contractually agreed to waive, so long as the Master Fund invests in the Subsidiary, the Subsidiary’s advisory fee in an amount equal to the Master Fund’s Investment Advisory Fee on the average daily net assets of the Master Fund invested in the Subsidiary.  Only the Board of Trustees may modify or terminate this agreement.

3
Based on estimated amounts for the current fiscal year. Includes the Fund’s direct expenses, including the Fund’s management fee of [_]% (the “Management Fee”), and expenses allocated from the Master Fund.  This item does not include advisory fees paid by the Subsidiary to the Adviser, which are included in “Investment Advisory Fees” above.  Within Other Expenses, Subsidiary Expenses include fees and expenses of Trading Entities (as defined below) that the Fund bears indirectly by investing in the Trading Entities through the Subsidiary, including management fees paid by the Trading Entities to their respective Trading Advisors (as defined below) and performance-based fees based on trading profits, if any (both realized and unrealized) to the Trading Advisors.  Actual fees and expenses will vary, potentially significantly, year to year depending on among other things, the Trading Entities’ profits (if any) and amount of assets allocated to a Trading Entity.

4
The Adviser has contractually agreed to limit the Fund’s operating expenses (exclusive of any taxes, short selling expenses, interest and related costs of borrowing, brokerage commissions, Subsidiary Expenses (including Trading Entity fees and expenses but excluding the Subsidiary advisory fee), acquired fund fees and expenses, or any extraordinary expenses) through [_], to[__]% of average daily net assets attributable to Class I shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fiscal year in which such fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.   Only the Board of Trustees may modify or terminate this agreement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

Fund Summary

Class I
One Year
Three Years

Portfolio Turnover
The Master Fund (as defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
The Fund’s investment adviser, Grosvenor Capital Management, L.P.  (“Grosvenor” or “Adviser”), seeks to achieve the Fund’s investment objective by allocating the Fund’s assets among a number of non-traditional investment strategies.  The Fund is a “feeder” fund that currently invests substantially all of its assets in the Grosvenor Alternative Strategies Master Fund (the “Master Fund”), which has the same objective and policies as the Fund.  References to the Fund herein shall include the Master Fund unless the context otherwise requires.

These strategies include, without limitation, one or more of the following:

Activist Investing: Relies on the ability to use a significant economic stake in the equity, debt, convertible bond or other instruments of a company to influence management and corporate decisions in such a way as to increase the value of the holdings.

Commodities Strategies: Involves investments based on the evaluation of market data and relationships as they pertain to commodity markets, including energy, agriculture, resources and metals.  Commodity strategies may be discretionary in nature based on fundamental research or may be systematically driven by models.

Credit Strategies: Include directional and hedged investments in debt securities, credit derivatives and related instruments. The primary investment approaches include long/short credit, long-biased credit and structured credit.

 Long/Short Credit: Includes long/short credit, correlation trades and credit volatility arbitrage.

Long/short credit: Involves taking long and short positions that reflect relative-value views between, or among, different credits, groups of credits, sectors or indices.

Correlation trades: Involve arbitraging perceived mispricings in baskets or portfolios of credits versus the individual components of the basket, an index or a highly-correlated derivative of the basket.  Frequently, a trade is structured to be neutral to credit spread movements in the broad market.

Credit volatility arbitrage: Typically involves buying and selling options on credit spreads of individual companies or on traded indices.  May also involve buying and selling volatility across various asset classes.

Long-Biased Credit: Includes distressed investing and long high-yield credit.  Typically, this strategy has a net credit exposure greater than 50% net long.

Distressed investing: Consists primarily of long and short directional investments in securities of companies that are in various stages of financial difficulty, including investments in stressed and distressed companies.  The goal of the strategy is to earn a return through investing in specific events with limited exposure to broad market fluctuations.

2

Fund Summary

Long high-yield credit: Involves taking long positions in levered loans or high-yield bonds.  These positions are motivated primarily by fundamental credit views that also may consider technical market factors such as short-term supply/demand imbalances.

Structured credit: Consists of positions in residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and corporate credit-related structured credit instruments such as collateralized debt obligations.

Event Driven Strategies: Include investing in spin-offs, stub-trades, post-restructuring equities, post-bankruptcy equities, risk (merger) arbitrage, litigation equity trades and recapitalizations.

Risk Arbitrage: Seeks to capitalize on perceived pricing discrepancies, or “spreads,” in the equity securities of two companies involved in announced corporate transactions, such as mergers, tender or exchange offers, reorganizations, liquidations and recapitalizations.

Merger Arbitrage: Seeks to capture the spread between the current stock price and the price upon the completion of the deal.  In a cash/tender transaction, this strategy seeks to capture the spread between the tender price and the price at which the target company’s stock is trading.

Equity Strategies: Involve the purchase and/or short sale of equity and equity-linked instruments in global markets.  An equity strategy may focus on a particular capitalization range (e.g., small cap vs. large cap) or a particular industry sector (e.g., healthcare, technology, or consumer), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate, investing in securities without specific regard for their issuers’ capitalization, sector or geography.

Macro Strategies: Include a variety of strategies involving investments based on analysis, expectations, and forecasts of macroeconomic trends; government and central bank policies; various macroeconomic and/or geopolitical events; and overall themes impacting regions, countries, sectors, or specific companies and the resulting impact on global capital markets.

Managed Futures: Seek to profit from movements in the global financial, commodity and currency markets by investing in futures, options and forward contracts.

Multi-Strategy: Consists of a combination of two or more of the other strategies described in this section.  This strategy involves allocating capital among such strategies as the perceived opportunity-set dictates.

Portfolio Hedging Strategies: If conditions warrant, four primary hedging strategies may be employed: dedicated short equity, synthetic short equity, dedicated short credit, and tail risk protection.  Each of these strategies is described in more detail below.

Dedicated Short Equity: Involves the short sale of equity and equity-linked instruments in global markets that would profit in the event of a decrease in the price of such securities.  A dedicated short equity strategy may focus on a particular capitalization range or a particular industry sector, may employ a specific investment style or may pursue a broad mandate.

Synthetic Short Equity: Involves constructing trades that are designed to synthetically “recreate” the return profile obtained from the short sale of equity and equity-linked instruments in global markets in the event of a decrease in the price of such securities. This strategy may involve the use of convertible bonds, single name equity options, index equity options, or other derivatives to simulate the payoff of a short stock position.

Dedicated Short Credit: Involves shorting individual investment-grade or high-yield credits that exhibit either perceived anomalous pricing relative to similar credits or perceived weakening fundamentals with a high probability of credit deterioration.  The short position typically is established using a credit default swap (“CDS”).

3

Fund Summary

Tail Risk Protection: Designed to provide convex payoffs during extreme market crises.  Tail risk protection strategies generally invest in highly liquid financial derivatives and other securities that are expected to be profitable when global capital markets decline precipitously and volatility rises sharply.  The generic types of tail risk protection trades include, but are not limited to: equity index puts and put spreads at various strike points, credit index protection positions at various strike points, volatility based securities such as variance swaps and Chicago Board of Trade Volatility Index options, directional currency positions, and directional commodity positions.

Relative Value Strategies: Include convertible bond arbitrage and volatility arbitrage.

Convertible Arbitrage: Includes a variety of strategies involving investments in convertible securities that are perceived to be undervalued from a fundamental or volatility perspective.

Long volatility/gamma trading: Primarily involves taking positions where it is perceived that the volatility level of the underlying security implied by the price of the convertible security is too low relative to historical or expected future volatility of the security.

Catalyst/event-driven investing: Involves taking positions where there is an expectation that a catalyst or event will cause the implied volatility of the convertible bonds or the actual volatility of stock price changes to increase.

Credit sensitive investing: Involves taking positions where there is an expectation that the financial condition of the underlying company will improve and credit spreads of the convertible bond will narrow.

Volatility Arbitrage: Trades volatility as an asset class.  Exposures may be long, short, or neutral to the direction of implied volatility.  Volatility arbitrage strategies may be either directional or relative value in nature.

The Adviser currently anticipates that, under normal market conditions, it will pursue the Master Fund’s investment program by:

●	Committing 50-100% of total assets to the investment discretion of unaffiliated investment advisers (each a “Subadviser” and, collectively, the “Subadvisers”).

●	Managing directly 0-50% of total assets, including by:

●
Investing up to 25% of total assets in a wholly-owned and controlled subsidiary of the Master Fund formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), in which the trading of each is managed on a discretionary or systematic basis by a different third-party commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program. Each Trading Entity may be wholly owned by the Subsidiary and thus may be indirectly wholly owned by the Master Fund. A Trading Entity may pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which the Adviser expects will exceed the Trading Entity’s total assets) and a performance-based fee calculated as a percentage of the Trading Entity’s profits.

●
Investing up to 25% of total assets in hedge funds, funds traded publicly on foreign exchanges and funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS Funds”) managed by unaffiliated investment managers (collectively, the “Investment Funds”).

The Adviser monitors the performance of the Trading Advisors and the Trading Entities and may allocate and reallocate the Subsidiary’s assets among Trading Entities. The Adviser may or may not allocate assets evenly among the Trading Entities.

4

Fund Summary

The Adviser is responsible for selecting the strategies, for identifying and retaining (subject to approval of the Fund’s Board of Trustees (the “Board”)) Subadvisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Subadviser.  Based on the Adviser’s ongoing evaluation of the Subadvisers, the Adviser may adjust allocations among Subadvisers, or make recommendations to the Board with respect to the hiring, termination or replacement of Subadvisers.

The Adviser, the Subadvisers and the Investment Funds implement the various investment strategies by investing in a wide variety of securities of companies of any market capitalization and other financial instruments available in both U.S. and non-U.S. markets including, but not limited to: common stock; preferred stock; rights and warrants to purchase common stock and depositary receipts; convertible debt; loans (including collateralized loan obligations); loan participations; trade claims; private placements; credit default swaps; convertible securities; debt securities of governments throughout the world (including the U.S.) as well as their agencies and/or instrumentalities; debt securities of corporations throughout the world (including the U.S.); debt securities of any credit quality and maturity, including junk bonds; exchange traded notes; investment companies, including exchange-traded funds (“ETFs”); partnership interests, including master limited partnerships; mortgage-backed and asset-backed securities; other pooled investment vehicles; foreign currencies; and repurchase agreements. The Fund may engage in active and frequent trading as part of its principal investment strategy. A portion of the Investment Funds (no more than 15% of the Fund’s assets, taken together with any other illiquid assets held by the Fund) may be “illiquid” (i.e., holdings that the Fund would not be able to sell or dispose of in the ordinary course of business at fair value within seven calendar days).

The Fund also may use derivatives and currently anticipates that, to the extent it uses derivatives, such investments will fall primarily into the following categories:

●	Futures contracts and forward contracts based on indices, currencies, commodities and/or U.S. government bonds;

●
Swaps, such as credit default swaps, total return swaps and/or interest rate swaps (including constant maturity swaps). For example, the Fund may seek exposure to investment strategies through the use of one or more total return swaps through which the Fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving the counterparty payments that reflect the return of a reference investment, such as a vehicle managed by a third-party investment manager; and

●	Call and put options on securities and indices including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on securities and indices.

Any such derivatives may be used in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions, although positions may not be hedged.

When the Adviser anticipates adverse market, economic, political or other conditions, or receives large cash inflows, the Fund may temporarily depart from its investment objective and invest in cash or cash equivalent instruments or leave a significant portion of its assets uninvested for defensive purposes. If the Fund does so, it may not achieve its investment objective.  The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Principal Investment Risks
Investors considering an investment in the Fund should carefully read and understand the investment strategies employed and the risks associated with those strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the Adviser’s allocation decisions. There can be no guarantee that any attempt to manage (hedge) the risk exposure of the Fund, if undertaken, will be successful.

Many of the Fund’s risks depend on what occurs in the equity and fixed income markets. The use of short sales, derivative instruments and when-issued securities will result in economic leverage, which amplifies the

5

Fund Summary

risks that are associated with these markets. The markets’ behavior is unpredictable, particularly in the short term.  There can be no guarantee that the Fund will achieve its investment objective or avoid losses.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, potentially sharply, and you could lose money by investing in the Fund.

The following discussion of the Fund’s risks includes risks of strategies employed by Subadvisers, Investment Funds and Trading Advisers, as applicable.  The following factors can significantly affect the Fund’s performance:

Arbitrage Strategies Risks. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse manner or in an unanticipated manner, in which case the Fund may realize losses.

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”) Risks. CLOs and CDOs issue classes or “tranches” of securities that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO and CDO securities as a class. The risks of investing in CLOs and CDOs depend largely on the type of the underlying loans and the tranche of the CLO and CDO in which the Fund invests. In addition, CLOs and CDOs carry risks including, but not limited to, Interest Rate Risk, Credit Risk and Default Risk.

Commodities Risk.  The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  The commodity markets are subject to temporary distortions and other disruptions.

Convertible Securities Risk. The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks (and its price may be as volatile as that of the underlying stock) when the underlying stock’s price is high relative to the conversion price and is subject to the risks of debt securities (and is particularly sensitive to changes in interest rates) when the underlying stock’s price is low relative to the conversion price.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to make interest and/or principal payments on debt securities when due.  A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Currency Risk and Currency Transaction Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.  Non-U.S. currency forward contracts, options, swaps, or other derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

Debt Securities Risk. Debt securities, such as bonds, involve certain risks, which include Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk, each as described in this Section, as well as Event Risk, which  is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly; and Variable and Floating Rate Instrument Risk, which entails the absence of an active market for these securities that in turn could make it difficult for the Fund to dispose of them if the issuer defaults.

Derivatives Counterparty Risk. The Fund’s investments in derivatives involve, in addition to the risks posed by the markets and individual issuers, the risks associated with the Fund’s exposure to its counterparties.

6

Fund Summary

Derivatives Risk. Derivatives including options, futures and swaps involve risks different from, or greater than, those associated with more traditional investments. Derivatives can be highly complex, can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Estimates. The Fund’s investments in Investment Funds and Trading Entities will be priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Adviser and the net asset value (“NAV”) of the Fund’s shares. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if readily available market values were available for all of the Fund’s investments.

Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected to the event, in which case the Fund may experience losses.

Foreign Manager Risk. The Adviser anticipates that the Subadvisers, investment managers of Investment Funds and/or Trading Advisors may be located outside of the United States.  Depending upon their jurisdictions, such managers may be subject, among other things, to less rigorous reporting requirements than any U.S. managers, less rigorous regulatory and compliance requirements, and less protective legal systems and laws relating to shareholders’ and investors’ rights.

Foreign Risk. Foreign securities, including those securities issued by foreign governments, involve additional risks than those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities.

Higher Fees. Your cost of investing in the Fund may be higher than the cost of investing in other mutual funds.  For example, in addition to the Fund’s direct fees and expenses, you will also indirectly bear fees and expenses paid by the Master Fund, the Subsidiary, the Trading Entities, and any Investment Funds, which could include management fees and performance-based fees, brokerage commissions and operating expenses.

High Portfolio Turnover. Several of the strategies utilized by the Fund may engage in frequent and active trading and have a high portfolio turnover rate, and thus may increase the Fund’s transaction costs, adversely affect the Fund’s performance or generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.  With a high portfolio turnover rate, it is possible that the Fund may distribute sizeable capital gain distributions to shareholders, regardless of the Fund’s performance.

Illiquid Investments Risk. Illiquid investments may be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments that have an active market, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may hold illiquid securities as a result of its investments in certain special situations.

Interest Rate Risk. The Fund’s total return and NAV price may fluctuate in response to changes in interest rates. Generally, the value of investments with Interest Rate Risk, such as fixed income securities, will move inversely to movements in interest rates.

Interests in Loans Risk. Loans generally are subject to restrictions on transfer, and the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their fair market value. The Fund may find it difficult to establish a fair value for loans held

7

Fund Summary

by it. There is a risk that the value of the collateral securing a loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Large Redemption Risk. The Fund may be used as an investment in certain asset allocation programs and may have a large percentage of its shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Leverage Risk. Leverage amplifies changes in the Fund’s NAV. Derivative instruments, short positions, securities lending and when-issued securities that the Fund may use create economic leverage and can result in losses to the Fund that exceed the amount originally invested.

Limited Information Rights. The Adviser will be dependent on information, including performance information, provided by the Investment Funds and Trading Entities, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (“junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Managed Futures Risk.  Exposure to the commodities markets (including financial futures markets, currencies and currency forwards) through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of small-cap companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund.

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values.

Master-Feeder Structure Risk. Because it invests in the Master Fund, the Fund is subject to risks related to the master-feeder structure including potential voting control by a larger feeder fund and/or redemptions by another feeder fund.

Multi-Manager Risk. Fund performance is dependent upon the success of the Adviser and the Subadvisers in implementing the Fund’s investment strategy in pursuit of its investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets among the various investment strategies. The various investment strategies may not always be complementary, which could adversely affect the performance of the Fund. Further, there can be no assurance that any allocation among investment strategies can produce a return that exhibits reduced correlation to the direction of markets generally.

8

Fund Summary

No Operating History. The Fund is a recently organized, non-diversified, open-end management investment company with no operating history.  As a result, prospective investors have no substantial track record or history on which to base their investment decision.  In addition, many of the Subadvisers, although experienced “hedge fund” managers, may not have previously managed a fund subject to the Investment Company Act of 1940, as amended (the “1940 Act”) and its restrictions.

Non-Diversification Risk.  The Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer and in a relatively small number of issuers. This could increase the Fund’s risk of loss and its NAV volatility because the value of its shares could be more susceptible to adverse events affecting any particular issuer.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including UCITS Funds, its performance will be affected by the performance of those other investment companies. Through its investment in other investment companies, the Fund is subject to the risks of the investment companies’ investments, as well as to the investment companies’ expenses.  Additionally, an ETF, which is an investment company, may not fully replicate the performance of its benchmark index, if any, because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. An ETF based on an underlying index may not be permitted to sell poorly performing stocks that are included in its index. Separately, an actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. An ETF may trade in the secondary market at prices below the value of its underlying portfolio and may not be liquid.

Performance-Based Fees. Any performance-based fees charged by investment managers of Investment Funds and Trading Advisors may create incentives for such advisers to make investments that are riskier or more speculative than in the absence of these fees.

Prepayment and Extension Risk. Due to a change in interest rates or cash flow, borrowers may pay back principal before the scheduled due date, or later than expected.  The Fund’s performance could be affected if such trends cause the Fund’s mortgage- or asset-backed securities to be paid off earlier or later than expected, shortening or lengthening their duration. A rise in market interest rates would likely extend the effective duration of mortgage-backed securities, thereby magnifying the effect that the rate rise has on the securities’ price.

Programming and Modeling Errors Risk. The Subadvisers, investment managers of Investment Funds and/or Trading Advisors may engage in research and modeling processes that are extremely complex and involve financial, economic, econometric and statistical theories.  The results of such research and modeling processes may contain an error; one or more of such errors could adversely affect the Fund’s performance.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, and may include to some extent the Fund. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or get worse.

Regulatory Risk. Governments, agencies, or other regulatory bodies may adopt or change laws or regulations that could adversely affect issuers, the market value of securities, or the Fund’s performance.

The U.S. Commodity Futures Trading Commission (“CFTC”) recently adopted significant changes in the way in which registered investment companies that invest in commodities markets are regulated. Depending on implementation, the Fund may not be able to utilize certain investment strategies or do so only with higher attendant costs.

Restricted Securities Risk. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Fund.

9

Fund Summary

Sector Risk. The Fund’s investing approach may at times emphasize certain sectors, industries, or sub-sectors of the market. To the extent the Fund invests more heavily in certain sectors, industries, or sub-sectors of the market, it thereby presents a more focused risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors.

Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. Short sales may help hedge against general market risk to the securities held in the portfolio but theoretically present unlimited risk on an individual stock basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund.

Special Situations Risk. The Fund’s use of event-driven and arbitrage strategies will cause it to invest in actual or anticipated special situations (i.e., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies). These transactions may not be completed as anticipated or may take an excessive amount of time to be completed. They may also be completed on different terms than anticipated, resulting in a loss to the Fund. Some special situations are sufficiently uncertain that the Fund may lose its entire investment in the situation.

Stressed and Distressed Securities Risk. In certain periods, there may be little or no liquidity in the markets for stressed or distressed securities or other instruments. The prices of such securities may be subject to periods of abrupt and erratic market movements and above average price volatility.  Such securities may be more difficult to value. The Fund may lose a substantial portion or all of its investment in stressed and distressed securities or may be required to accept cash or securities with a value less than the Fund’s original investment.

Subsidiary Risk: By investing in the Subsidiary and, indirectly, in the Trading Entities, the Fund will be indirectly exposed to risks associated with the Subsidiary’s and the Trading Entities’ respective investments.  The Subsidiary and the Trading Entities are not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Master Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the U.S., the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax Risk. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended (the “Code”). Although that income does not include income derived directly from certain commodity-linked derivative instruments, the Internal Revenue Service (the “IRS”) has issued a large number of private letter rulings to other entities in recent years (which the Fund may not cite as precedent) that income from a wholly-owned foreign subsidiary (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is such “qualifying income.” The IRS has suspended the issuance of such private letter rulings while it reviews the underlying policies. If the IRS were to change those policies, the Fund would have to rely on an alternative basis to determine that its income from the Subsidiary is “qualifying income.” Such alternative bases are not supported directly by private letter rulings. If the IRS disagreed with the Fund’s position, such that the Fund’s income from the Subsidiary is not “qualifying income,” the Fund may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Fund level and again when paid out to shareholders. In that event, the Fund may not utilize all the potential additional investment strategies.

Temporary Defensive Investing Risk.  The Fund can hold uninvested cash or can invest it in cash equivalents. Generally, these securities offer less potential for gains than other types of securities.   The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments. To

10

Fund Summary

the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

When-Issued and Delayed Delivery Securities Risk. The Fund may obtain when-issued securities as a result of its investments in restructurings and other special situations. When-issued and delayed-delivery securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s NAV; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that a counterparty may fail to complete the sale of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.

Performance and Financial Highlights
The Fund has not commenced operations as of the date of this Prospectus.  Accordingly, performance data are not included.

Management of the Fund
Investment Adviser

Grosvenor Capital Management, L.P.

Grosvenor is responsible for:

●	identifying, analyzing and selecting the investment strategies to be used by the Fund, subject to approval of the Board; and

●	reviewing a range of qualitative and quantitative factors when identifying, researching and allocating to the Subadvisers, Investment Funds and Trading Advisors used by the Fund.

Subadvisers and Trading Advisors

Subadviser/Trading Advisor	Portfolio Manager(s)	Service Date (with the Fund)
[____________]
[____________]
[____________]
[____________]
[____________]
[____________]

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below.  The minimums may be reduced or waived in some cases.  There are no minimums for subsequent investments.

Type of Account	Class I

11

Fund Summary

[_]

Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions generally will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares in the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of such shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

12

The Fund’s Investment Strategies

Fund Details
The Adviser seeks to achieve the Fund’s investment objective by allocating the Fund’s assets among a number of non-traditional investment strategies. Investors considering an investment in the Fund should carefully read and understand the investment strategies employed and the risks associated with those strategies.

The Fund is a “feeder” fund that currently invests substantially all of its assets in the Master Fund, which has the same objective and policies as the Fund.  Generally all investments are made at the Master Fund level.  This structure is sometimes called a “master-feeder” structure.  The Fund’s investment results will correspond to the investment results of the Master Fund.  References to the Fund herein shall include the Master Fund unless the context otherwise requires.

Investment Objective
The Fund seeks to provide investors with long-term capital appreciation. The Fund may change its investment objective without shareholder approval.

Investment Strategies – Adviser
The Adviser seeks to achieve the Fund’s investment objective by allocating the Fund’s assets among a number of non-traditional investment strategies.

The Adviser believes that the strategies when combined to form a single portfolio can provide:

●	an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis;

●	moderate performance volatility; and

●	reduced correlation with the equity and fixed income markets.

The following discussion of the Fund’s strategies includes strategies employed by Subadvisers, Investment Funds and Trading Entities, as applicable.  The Fund may pursue various investment strategies, including without limitation, one or more of the following:

Activist Investing: Relies on the ability to use a significant economic stake in the equity, debt, convertible bond or other instruments of a company to influence management and corporate decisions in such a way as to increase the value of the holdings.  Examples include seeking management changes, selling business units, securing special dividends and influencing financial restructurings.

Commodities Strategies: Involves investments based on the evaluation of market data and relationships as they pertain to commodity markets, including energy, agriculture, resources and metals.  These strategies may involve analyzing a number of factors, including: supply and demand; legislative and environmental policy changes; trends in growth rates and resource consumption; changes in global monetary and trade policy; geopolitical events; and technical factors.  Commodity strategies may be discretionary in nature based on fundamental research regarding the above factors or may be systematically driven by models based either on available fundamental macroeconomic and/or price data, or technical factors.

The Fund may invest with commodity managers that perform fundamental research and make discretionary trading decisions, as well as managers that employ systematic investment processes designed to make investment decisions based on mathematical, algorithmic or technical models.  Commodity managers generally seek to anticipate changes in market fundamentals and prices or identify situations where prices do not properly reflect fundamentals.  Systematic programs often include momentum-based and other algorithmic trading systems.  Commodity strategies may be long/short, directional, relative value, spread or volatility oriented.  Commodity managers typically invest in liquid instruments including exchange traded futures and options.

Credit Strategies: Include directional and hedged investments in debt securities, credit derivatives and related instruments.  The primary investment approaches include long/short credit, long-biased credit and

13

The Fund’s Investment Strategies

structured credit.  Credit strategies, although diverse, can exhibit highly correlated losses during certain market periods.

Long/Short Credit: Includes long/short credit, correlation trades and credit volatility arbitrage.

Long/short credit: Involves taking long and short positions that reflect relative-value views between, or among, different credits, groups of credits, sectors or indices.  The positions in this sub-strategy typically are motivated by fundamental credit views with an appreciation for market technicals.

Correlation trades: Involve arbitraging perceived mispricings in baskets or portfolios of credits versus the individual components of the basket, an index or a highly-correlated derivative of the basket.  Frequently, a trade is structured to be neutral to credit spread movements in the broad market.  The securities used in the arbitrage may include CDOs, synthetic CDOs, bespoke CDS baskets, credit indices, and individual CDSs.  Synthetic CDOs are similar to CDOs, except that the credits are included in the pool via CDS contracts instead of cash bonds.  Bespoke CDS baskets represent a collection of credits that are selected individually to create a customized hedge of specific portfolio risks.  These instruments are less liquid due to their customized nature.

Credit volatility arbitrage: Typically involves buying and selling options on credit spreads of individual companies or on traded indices.  May also involve buying and selling volatility across various asset classes.

Long-Biased Credit: Includes distressed investing and long high-yield credit.  Typically, this strategy has a net credit exposure greater than 50% net long.

Distressed investing: Consists primarily of long and short directional investments in securities of companies that are in various stages of financial difficulty, including investments in stressed and distressed companies.  The goal of the strategy is to earn a return through investing in specific events with limited exposure to broad market fluctuations.  This strategy seeks to capitalize on market opportunities resulting from a lack of information, illiquidity, excessive selling pressure, and complexity of capital structures or securities.

Long high-yield credit: Involves taking long positions in levered loans or high-yield bonds.  These positions are motivated primarily by fundamental credit views that also may consider technical market factors such as short-term supply/demand imbalances.  This strategy may also involve being long an issuing company’s credit either by investing directly in bonds or loans or by establishing a synthetic long position through a CDS.

Structured credit: Consists of positions in residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and corporate credit-related structured credit instruments such as CDOs.  Trade selection is based on fundamental analysis of the underlying assets as well as structural analysis of the structured credit vehicle, including such vehicle’s cash flow “waterfall.”

Event Driven Strategies: Include investing in spin-offs, stub-trades, post-restructuring equities, post-bankruptcy equities, risk (merger) arbitrage, litigation equity trades and recapitalizations.  A post-restructuring equity investment involves purchasing the equity of a company that has completed a recent restructuring, most commonly as part of a bankruptcy plan.  Spin-offs are subsidiaries of large public companies that are distributed to shareholders as a means of enhancing shareholder value.

Risk Arbitrage: Seeks to capitalize on perceived pricing discrepancies, or “spreads,” in the equity securities of two companies involved in announced corporate transactions, such as mergers, tender or exchange offers, reorganizations, liquidations and recapitalizations.  For merger transactions, the strategy typically entails buying the security of the company being acquired, while simultaneously

14

The Fund’s Investment Strategies

selling short the security of the acquirer.  When a merger deal is pending, uncertainty about the outcome typically creates a pricing disparity; the stock of the target company typically sells at a discount to the expected acquisition price.

Merger Arbitrage: Seeks to capture the spread between the current stock price and the price upon the completion of the deal.  In a cash/tender transaction, this strategy seeks to capture the spread between the tender price and the price at which the target company’s stock is trading.

Equity Strategies: Involve the purchase and/or short sale of equity and equity-linked instruments in global markets.  An equity strategy may focus on a particular capitalization range (e.g., small cap vs. large cap) or a particular industry sector (e.g., healthcare, technology, or consumer), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate, investing in securities without specific regard for their issuers’ capitalization, sector or geography.  Some equity strategies may include employing an activist approach whereby there is an attempt to influence company management to take specific measures to maximize shareholder value, while others may utilize “top-down” macroeconomic analysis to guide capital-allocation strategies and fundamental security selection.  A manager pursuing an equity strategy typically seeks to capitalize on discrepancies between such manager’s own evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of such security, on the one hand, and the consensus view reflected in the market price of such security, on the other hand. Some managers pursuing this strategy also may seek to extract value by being more trading-oriented or catalyst-driven.

To the extent the Fund invests with managers pursuing equity strategies, the Fund expects to focus on managers that primarily employ “hedged equity” investment strategies. A hedged equity manager typically implements its particular investment strategy by establishing long and short positions in equity or equity-linked instruments. However, although most hedged equity managers focus on establishing both long and short positions, some of these managers may focus exclusively on establishing long or short positions.  In addition to selling securities short, an equity manager may seek to hedge portfolio exposure by using instruments such as ETFs, equity-linked options, index options and futures.  An equity manager also may seek to manage risk by adopting “top-down” constraints on leverage, limits on net market exposure, net regional exposure and net sector exposure, position size limits, position stop-loss limits and parameters relating to the number of its positions.

Macro Strategies: Include a variety of strategies involving investments based on analysis, expectations, and forecasts of macroeconomic trends; government and central bank policies; various macroeconomic and/or geopolitical events; and overall themes impacting regions, countries, sectors, or specific companies and the resulting impact on global capital markets.  Specifically, trades within these strategies are typically based on analysis of broad systematic factors including: governmental and central bank policies; political changes; deficit trends; trade imbalances; interest rate trends; commodity price trends; global investor sentiment; and inter-country government relations.  Global macro strategies may be discretionary in nature based on fundamental research regarding the above factors or may be systematically driven by models based on available fundamental macroeconomic and/or price data.

Managed Futures: Seek to profit from movements in the global financial, commodity and currency markets by investing in futures, options and forward contracts. The Fund may pursue its managed futures strategy primarily by investing up to 25% of its total assets in the Subsidiary, a wholly-owned and controlled subsidiary of the Master Fund formed under the laws of the Cayman Islands. The Subsidiary is advised by the Adviser.  The Subsidiary invests the majority of its assets in Trading Entities, limited liability companies or other business entities, in which the trading of each is managed on a discretionary basis by a Trading Advisor pursuant to such Trading Advisor’s managed futures program. Each Trading Entity may be wholly owned by the Subsidiary and thus may be indirectly wholly owned by the Master Fund. A Trading Entity may pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which the Adviser expects will exceed the Trading Entity’s total assets) and a performance-based fee calculated as a percentage of the Trading Entity’s profits.  The Adviser monitors the performance of the Trading Advisors and the Trading Entities and seeks to achieve the Fund’s investment objective by allocating and reallocating the Subsidiary’s assets among Trading Entities. The Adviser may not allocate or reallocate assets to all Trading

15

The Fund’s Investment Strategies

Entities and may or may not allocate assets evenly among the Trading Entities. The Adviser allocates the assets of the Subsidiary among the Trading Entities to provide exposure to managed futures programs that the Adviser believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography. The Adviser expects the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, currencies, commodity futures and equity futures markets.  From time to time and for various reasons, the Adviser may terminate a Trading Advisor and possibly wind down or redeem from the respective Trading Entity.

The Fund invests in the Subsidiary, through the Master Fund, in order to gain exposure to the commodities markets within the limitations of the Code applicable to “regulated investment companies.” The Fund must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.

The Subsidiary is overseen by its own board of directors. However, the Board maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Adviser would be responsible for the Subsidiary’s day-to-day business pursuant to the investment advisory agreement between the Subsidiary and the Adviser, and the Adviser would select the Subsidiary’s investments, including investments in Trading Entities. Under this agreement, the Adviser would provide the Subsidiary with the same management and advisory services on the same terms as are provided to the Fund.

The Adviser would treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions, and compliance policies and procedures.

The Subsidiary would also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Fund currently expects that the expenses borne by the Subsidiary would not be material in relation to the value of the Fund’s assets.  Please refer to the Statement of Additional Information (the “SAI”) for additional information about the organization and management of the Subsidiary.

Multi-Strategy: Consists of a combination of two or more of the other strategies described in this section.  This strategy involves allocating capital among such strategies as the perceived opportunity-set dictates.

Portfolio Hedging Strategies: If conditions warrant, four primary hedging strategies may be employed: dedicated short equity, synthetic short equity, dedicated short credit, and tail risk protection.  Each of these strategies is described in more detail below.

Dedicated Short Equity: Involves the short sale of equity and equity-linked instruments in global markets that would profit in the event of a decrease in the price of such securities.  A dedicated short equity strategy may focus on a particular capitalization range or a particular industry sector, may employ a specific investment style or may pursue a broad mandate.  Some managers pursuing this strategy may employ a “top-down” macroeconomic analysis to guide their capital-allocation strategies and/or fundamental security selection.  Managers that pursue this strategy typically seek to capitalize on discrepancies between such manager’s own evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of such security, on the one hand, and the consensus view reflected in the market price of such security, on the other hand. Some managers also may seek to extract value by being more trading-oriented or catalyst-driven.

Synthetic Short Equity: Involves constructing trades that are designed to synthetically “recreate” the return profile obtained from the short sale of equity and equity-linked instruments in global markets in the event of a decrease in the price of such securities.  This strategy may involve the use of convertible bonds, single name equity options, index equity options, or other derivatives to simulate the payoff of a short stock position.  One example of a synthetic short equity trade would be to sell

16

The Fund’s Investment Strategies

equity call options and use the proceeds to purchase equity put options on the same underlying stock and with the same expiration date.

Dedicated Short Credit: Involves shorting individual investment-grade or high-yield credits that exhibit either perceived anomalous pricing relative to similar credits or perceived weakening fundamentals with a high probability of credit deterioration.  The short position typically is established using a CDS.  In addition to using a single name CDS to short specific issuers, a manager also may use specific indices, such as the Dow Jones CDX suite of index products, to short the overall investment-grade market or specific sectors.

Tail Risk Protection: Designed to provide convex payoffs during extreme market crises.  Tail risk protection strategies generally invest in highly liquid financial derivatives and other securities that are expected to be profitable when global capital markets decline precipitously and volatility rises sharply.  The generic types of tail risk protection trades include, but are not limited to: equity index puts and put spreads at various strike points, credit index protection positions at various strike points, volatility based securities such as variance swaps and Chicago Board of Trade Volatility Index options, directional currency positions, and directional commodity positions.  While tail risk strategies are expected to provide positive returns when global capital markets decline significantly, they are a form of portfolio “insurance” and, as such, are expected to perform poorly (and could potentially lose all or substantially all capital allocated to them) when global capital markets are stable or upward-trending while providing positive returns when global capital markets decline significantly.

Relative Value Strategies: Include convertible bond arbitrage and volatility arbitrage.

Convertible Arbitrage: Includes a variety of strategies involving investments in convertible securities that are perceived to be undervalued from a fundamental or volatility perspective.  The primary convertible arbitrage strategies include, but are not limited to: long volatility/gamma trading, catalyst/event-driven investing, and credit sensitive investing.  In general, a position in each particular strategy involves taking a long position in convertible bonds or convertible preferred shares and short positions in the underlying common stock into which the convertible securities are exchangeable, in order to isolate the aspect of the security that is believed to be mispriced and largely eliminate the effect of directional moves in the underlying stock price.

Long volatility/gamma trading: Primarily involves taking positions where it is perceived that the volatility level of the underlying security implied by the price of the convertible security is too low relative to historical or expected future volatility of the security.  This strategy typically involves fully hedging the long convertible position by shorting the appropriate amount of the underlying security and making a profit if the underlying security exhibits high volatility.  In the trades, the strategy seeks to hedge interest rate and credit risk by using interest rate futures or swaps and credit derivatives.

Catalyst/event-driven investing: Involves taking positions where there is an expectation that a catalyst or event will cause the implied volatility of the convertible bonds or the actual volatility of stock price changes to increase.  Such catalysts may include new product announcements, litigation, management changes, or regulatory approval of a new drug.  This strategy typically involves seeking to hedge interest rate and credit risk by using interest rate futures or swaps and credit derivatives.

Credit sensitive investing: Involves taking positions where there is an expectation that the financial condition of the underlying company will improve and credit spreads of the convertible bond will narrow.  Such a view may be based on improved trends in earnings, refinancing of existing debt or the selling of assets.  The credit risk of such a position typically will be largely unhedged.

17

The Fund’s Investment Strategies

Volatility Arbitrage: Trades volatility as an asset class.  Exposures may be long, short, or neutral to the direction of implied volatility.  Volatility arbitrage strategies may be either directional or relative value in nature – specifically, directional volatility arbitrage strategies seek to express a view on the likely trend of implied volatility across various asset classes including equities, foreign exchange, interest rates, and commodities, whereas relative value volatility arbitrage strategies seek to exploit mispricings between multiple options or instruments containing implied volatility.  Volatility arbitrage managers typically invest in liquid instruments including options and variance swaps.

The Adviser currently anticipates that, under normal market conditions, it will pursue the Fund’s investment program by:

●	Committing 50-100% of total assets to the investment discretion of the Subadvisers.

●	Managing directly 0-50% of total assets, including by:

●
Investing up to 25% of total assets in the Subsidiary. The Subsidiary invests the majority of its assets in the Trading Entities, in which the trading of each is managed by a Trading Advisor pursuant to such Trading Advisor’s commodity-related investment program. Each Trading Entity may be wholly owned by the Subsidiary and thus may be indirectly wholly owned by the Master Fund. A Trading Entity may pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which the Adviser expects will exceed the Trading Entity’s total assets) and a performance-based fee calculated as a percentage of the Trading Entity’s profits.

●	Investing up to 25% of total assets in the Investment Funds.

The Adviser monitors the performance of the Trading Advisors and the Trading Entities and may allocate and reallocate the Subsidiary’s assets among Trading Entities. The Adviser may or may not allocate assets evenly among the Trading Entities.

The Adviser is responsible for selecting the strategies, for identifying and retaining (subject to approval of the Board) Subadvisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Subadviser.  Based on the Adviser’s ongoing evaluation of the Subadvisers, the Adviser may adjust allocations among Subadvisers, or make recommendations to the Board with respect to the hiring, termination or replacement of Subadvisers.  In recommending new Subadvisers to the Board, the Adviser considers numerous factors, including, but not limited to, the Subadviser’s investment style, the reputation of the Subadviser, the depth and experience of its investment team, the demonstrated ability of the Subadviser to implement its investment strategy, the consistency of past returns, and the Subadviser’s policies and procedures to monitor and take into account risk.

The Adviser, the Subadvisers and the Investment Funds implement the various investment strategies by investing in a wide variety of securities of companies of any market capitalization and other financial instruments available in both U.S. and non-U.S. markets.  The Adviser and the Subadvisers may invest the Fund’s assets in a broad range of securities and financial instruments, including but not limited to: common stock; preferred stock; rights and warrants to purchase common stock and depositary receipts; convertible debt; loans (including CLOs); loan participations; trade claims; private placements; CDSs; convertible securities; debt securities of governments throughout the world (including the U.S.) as well as their agencies and/or instrumentalities; debt securities of corporations throughout the world (including the U.S.); debt securities of any credit quality and maturity, including junk bonds; exchange traded notes; investment companies, including ETFs; partnership interests, including master limited partnerships; mortgage-backed and asset-backed securities; other pooled investment vehicles; foreign currencies; and repurchase agreements. The Fund may engage in active and frequent trading as part of its principal investment strategy. A portion of the Investment Funds (no more than 15% of the Fund’s assets, taken together with any other illiquid assets held by the Fund) may be “illiquid” (i.e., holdings that the Fund would not be able to sell or dispose of in the ordinary course of business at fair value within seven calendar days).

18

The Fund’s Investment Strategies

The Fund also may use derivatives and currently anticipates that, to the extent it uses derivatives, such investments will fall primarily into the following categories:

●	Futures contracts and forward contracts based on indices, currencies, commodities and/or U.S. government bonds;

●
Swaps, such as credit default swaps, total return swaps and/or interest rate swaps (including constant maturity swaps). For example, the Fund may seek exposure to investment strategies through the use of one or more total return swaps through which the Fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving the counterparty payments that reflect the return of a reference investment, such as a vehicle managed by a third-party investment manager; and

●	Call and put options on securities and indices including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on securities and indices.

Any such derivatives may be used in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions, although positions may not be hedged.

When the Adviser anticipates adverse market, economic, political or other conditions, or receives large cash inflows, the Fund may temporarily depart from its investment objective and invest in cash or cash equivalent instruments or leave a significant portion of its assets uninvested for defensive purposes. If the Fund does so, it may not achieve its investment objective.  The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Investment Strategies – Subadvisers
[Subadviser]- [Strategy]

Additional Information about the Fund’s Principal Investment Risks
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the Adviser’s allocation decisions. There can be no guarantee that any attempt to manage (hedge) the risk exposure of the Fund, if taken, will be successful. Investors considering an investment in the Fund should be sure they carefully read and understand the investment strategies employed and the risks associated with those strategies.

Many of the Fund’s risks depend on what occurs in the equity and fixed income markets. The Fund’s use of short sales, derivative instruments and when-issued securities will result in economic leverage, which amplifies the risks that are associated with these markets. The markets’ behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its investment objective.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, potentially sharply, and you could lose money by investing in the Fund.

This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section.

Arbitrage Strategies Risks. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse manner or in an unanticipated manner, in which case the Fund may realize losses.

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The Fund’s Investment Strategies

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

CLOs and CDOs Risks. The Fund may invest in CLOs and CDOs, which are trusts or other special purpose entities that are backed by a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans.

CLOs and CDOs issue classes or “tranches” that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO and CDO securities as a class. The risks of investing in CLOs and CDOs depend largely on the type of the underlying loans and the tranche of the CLO and the CDO in which the Fund invests. In addition, CLOs and CDOs carry risks including, but not limited to, Interest Rate Risk, Credit Risk and Default Risk.

Commodities Risk.  The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  The commodity markets are subject to temporary distortions and other disruptions.  U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices that may occur during a single business day.  Limit prices have the effect of precluding trading on a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Convertible Securities Risk. The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the risks of debt securities when the underlying stock’s price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops making interest or principal payments, convertible securities may become worthless and the Fund could lose its entire investment. Because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will often be subject to the risks of investing in these market segments.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to make interest and/or principal payments on debt securities when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which can affect a security’s credit quality or value. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Currency Risk and Currency Transaction Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

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The Fund’s Investment Strategies

Non-U.S. currency forward contracts, options, swaps, or other derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund. Forward contracts are not guaranteed by an exchange or clearinghouse and a default by the forward contract counterparty may result in a loss to the Fund of the value of unrealized profits on the contract. There are no limitations on daily price movements of forward contracts. The imposition of credit controls by governmental authorities might limit the level of such forward trading to be less than that which the investment managers of Investment Funds, Trading Advisors or Subadvisers would otherwise recommend, to the possible detriment of the Fund. Neither the CFTC nor the U.S. banking authorities regulate forward currency transactions through banks. It is contemplated that most non-U.S. currency forward contracts will be with banks. In respect of such trading, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform with respect to such contracts. Banks are not required to continue to make markets in currencies. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and that at which it is prepared to sell).

Debt Securities Risk. Debt securities, such as bonds, involve certain risks, which include Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk, each as described in this Section, as well as Event Risk, which is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly; and Variable and Floating Rate Instrument Risk, which entails the absence of an active market for these securities that in turn could make it difficult for the Fund to dispose of them if the issuer defaults.

Derivatives Risk. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, indexes or events. The Fund’s use of derivatives – such as swaps, futures or options – involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the manager. The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives can create economic leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The Fund’s use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Fund will engage in derivative transactions to reduce exposure to other risks when that might be beneficial.

The Fund may be required to enter into derivatives via exchanges and central clearing houses (“CCHs”). Because the Fund is not a member of a CCH, if the Fund is required by the Securities and Exchange Commission (“SEC”) or the CFTC to centrally clear a derivative, the Fund would need to enter into clearing documentation with a member of a CCH, a process that would introduce counterparty risk to the Fund, which is described in greater detail below. While less likely, the Fund would also be exposed to the risk that a CCH could experience financial difficulty that would result in losses to the Fund in the event that the prudential measures taken by the CCH are insufficient.

The Fund will likely be required to segregate assets to cover its obligations relating to its purchase of derivative instruments in a manner that satisfies contractual undertakings and regulatory requirements with respect to the derivatives. The Fund will set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under futures contracts that are contractually required to cash settle. For futures contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future contract at the time of valuation) while the positions are open. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may use derivatives to a greater extent than if the Fund were required to segregate assets equal to the full

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The Fund’s Investment Strategies

notional value of such contracts, which may create an economic effect on the Fund similar to financial leverage.

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Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer willing to purchase the futures contract that the Fund needs to sell (or sell the futures contract that the Fund needs to buy).

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Credit Default Swaps. The Fund may be either the buyer or seller in a CDS. If the Fund is a buyer and no credit event occurs, the Fund would lose its investment (or premium) and recover nothing. If a credit event occurs, however, the buyer typically receives full notional value less the recovery rate for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs and the Fund is the seller, it would be required to pay the buyer the full notional value less the recovery rate of the reference obligation, which is an estimate of the amount that would be recovered from the reference obligation when the default occurs. The CDS industry has streamlined the settlement of CDS upon the occurrence of a credit event using an auction mechanism. Although this has streamlined the settlement of CDS, this has also had the effect of reducing, but not eliminating altogether, the recovery rate with respect to a reference obligation following a credit event.  The Fund will be required to set aside liquid assets in an amount equal to the notional value of CDS in the event the Fund is a seller in a CDS.

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Total Return Swaps. Total return swaps (“TRSs”) may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. TRSs may effectively add economic leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.

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Interest Rate Swaps. The Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. The Fund may also enter into constant maturity swaps, which are a variation of the regular interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.

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Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. While the Fund’s use of these instruments may reduce certain risks associated with owning its portfolio securities, these instruments themselves involve certain other risks. If the strategy is applied at an inappropriate time or judges market conditions or trends incorrectly, options may lower the Fund’s return. There can be no guarantee that the use of options will increase the Fund’s return or income.

Writing (selling) a call option obligates the Fund to sell the underlying security to a purchaser at a specified price if the purchaser decides to exercise the option. The Fund receives a premium when it writes a call option. A call option is “covered” if the Fund simultaneously holds an equivalent position in the security underlying the option. When the Fund writes a covered call option, it assumes the risk that it must sell the underlying security at a price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying security. If a call option that the Fund has written expires unexercised, the Fund

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The Fund’s Investment Strategies

will experience a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.

Writing (selling) a put option obligates the Fund to acquire the underlying security from a purchaser of the option at a specified price if the purchaser decides to exercise the option. The Fund receives a premium when it writes a put option. When the Fund writes a put option, it assumes the risk that it must purchase the underlying security at a price that may be higher than the market price of the security.  If the price of the underlying security declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.

There may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.

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Counterparty Risk. There are two separate categories of counterparty risk that arise out of the Fund’s investments in derivatives. The first relates to the risk that its swap counterparty defaults, and the second category relates to the risk that a FCM would default on an obligation set forth in an agreement between the Fund and the Futures Commission Merchant (“FCM”). As for the first category of risk, entering into derivatives in the over-the-counter (“OTC”) market introduces counterparty risk, which is the risk that (a) the dealer providing the derivative or other product will fail to timely perform its payment and other obligations, completely breach its performance obligations or experience financial difficulties, which may include filing for bankruptcy; and (b) the dealer will dispose of Fund collateral that the Fund posted to secure its OTC positions with the defaulting swaps dealer. Therefore, to the extent that the Fund engages in trading in OTC markets, the Fund could be exposed to greater risk of loss through default than if it confined its trading to regulated exchanges. The second category of risk exists at and from the time that the Fund enters into a contractual arrangement with a FCM to bring about the settlement and clearing of futures contracts. The FCM may hold margin posted in connection with those contracts and that margin may be rehypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to futures positions.

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Recent Changes in the Law Governing Derivatives. Recent legislation requires the SEC and the CFTC to establish new rules governing the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition to other changes, these rules are expected to provide for central clearing of some derivatives that in the past were exclusively traded OTC, and may increase costs and margin requirements but are expected to reduce certain counterparty risks.

Estimates. The Fund’s investments in Investment Funds and Trading Entities will be priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Adviser and the NAV of the Fund’s shares. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if readily available market values were available for all of the Fund’s investments.

Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected to the event, in which case the Fund may experience losses. Furthermore, an event, such as a pending restructuring or spin-off, may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may experience losses. In addition, certain events, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks because of the issuer’s financial fragility and the likelihood that its management has little experience with bankruptcy, and the securities of such companies may be more likely to lose value than the securities of more financially stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations. In general, event-driven

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The Fund’s Investment Strategies

strategies may fail when adequate information about the event is unavailable or information available is improperly analyzed. The actions of other market participants may also disrupt the events on which the Fund’s strategy depends.

Foreign Manager Risk. The Adviser anticipates that the Subadvisers, investment managers of Investment Funds and/or Trading Advisors may be located outside of the United States.  Depending upon their jurisdictions, such managers may be subject, among other things, to less rigorous reporting requirements than any U.S. managers, less rigorous regulatory and compliance requirements, and less protective legal systems and laws relating to shareholders’ and investors’ rights.  It may also be more difficult for the Fund to enforce legal judgments against Trading Advisors located outside the United States.

Foreign Risk. Foreign securities, including those issued by foreign governments, involve additional risks than those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in similar fashion to important economic or political developments.

In addition, foreign markets can perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.  The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading partners or other members of their currency bloc.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current NAV, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Higher Fees. Your cost of investing in the Fund may be higher than the cost of investing in other mutual funds For example in addition to the Fund’s direct fees and expenses, you will also indirectly bear fees and expenses paid by the Master Fund, the Subsidiary, the Trading Entities, and any Investment Funds, which could include management fees and performance-based fees, brokerage commissions and operating expenses.

High Portfolio Turnover. Several of the strategies utilized by the Fund may engage in frequent and active trading and have a high portfolio turnover rate, and this may increase the Fund’s transaction costs, adversely affect the Fund’s performance or generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.  With a high portfolio turnover rate, it is possible that the Fund may distribute sizeable capital gain distributions to shareholders, regardless of the Fund’s performance.

Illiquid Investments Risk. Illiquid investments may be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments that have an active market, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may hold illiquid securities as a result of its investments in certain special situations.

Interest Rate Risk. In general, the value of the Fund’s investments with Interest Rate Risk, such as fixed income securities, will move inversely to movements in interest rates. Debt securities have varying levels of

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The Fund’s Investment Strategies

sensitivity to changes in interest rates. In general, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the overall duration of the portion of the Fund invested in fixed income securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities. Also, because many investors buy stocks and derivatives with borrowed money, an increase in interest rates can cause a decline in those markets as well. Interest rates have been unusually low in recent years.

Interests in Loans Risk. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan interests in secondary markets. As a result, the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Market bids may be unavailable for loans from time to time, and the Fund may find it difficult to establish a fair value for loans held by it.

Senior secured loans are secured by collateral and generally are subject to restrictive covenants in favor of the lenders or security holders, including the Fund, that invest in them. In most loan agreements there is no formal requirement to pledge additional collateral. Therefore, there is a risk that the value of the collateral securing a loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

If the Fund acquires a participation interest in a loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly. Many banks have been weakened by the recent financial crisis and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Loans in which the Fund may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, bank loan interests may be unrated.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Redemption Risk. The Fund may be used as an investment in certain asset allocation programs and may have a large percentage of its shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

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The Fund’s Investment Strategies

Leverage Risk. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. Leverage amplifies changes in the Fund’s NAV. The Fund’s use of when-issued and delayed-delivery securities, derivative instruments, short positions and securities lending creates leverage and can result in losses to the Fund that exceed the amount originally invested. There is no specific limit on the amount that Fund’s investment exposure may exceed its net assets other than those imposed by the 1940 Act.

Limited Information Rights. The Adviser will be dependent on information, including performance information, provided by the Investment Funds and Trading Entities, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares. In most cases, the Adviser has little or no means of independently verifying this information. In addition, shareholders of the Fund will have no right to receive information about the Investment Funds, the Trading Entities or their managers, and will have no recourse against Investments Funds, the Trading Entities or their managers. Managers may use proprietary investment strategies that are not fully disclosed to the Adviser, and which may involve risks under some market conditions that are not anticipated by the Adviser.

Lower-Rated Debt Securities Risk. Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Lower-rated debt securities are considered predominantly speculative by the major rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Managed Futures Risk. Exposure to the commodities markets (including financial futures markets, currencies and currency forwards) through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities.   U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices that may occur during a single business day.  Limit prices have the effect of precluding trading on a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of small-cap companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer both when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline when the Fund holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that

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The Fund’s Investment Strategies

may cause broad changes in market values. Changes in the financial condition of a single issuer can impact the market as a whole. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Market volatility may disrupt an investment program if it abruptly changes pricing relationships on which the investment program was basing an arbitrage strategy. Similarly, it may disrupt event-driven strategies if abrupt changes cause the parties to alter or abandon the event on which a manager was basing its investment strategy. Because many investors buy stocks on margin, increases in interest rates generally reduce market prices of equities. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets.

Master-Feeder Structure Risk. Because it invests in the Master Fund, the Fund is subject to risks related to the master-feeder structure.  Other “feeder” funds may also invest in the Master Fund.  As shareholder of a Master Fund, feeder funds, including the Fund, vote on matters pertaining to the Master Fund.  Feeder funds with a greater pro rata ownership in the Master Fund could have effective voting control of the operations of the Master Fund.  Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Fund borne by the remaining feeder fund shareholders, including the Fund’s shareholders.

Multi-Manager Risk. Fund performance is dependent upon the success of the Adviser and the Subadvisers in implementing the Fund’s investment strategy in pursuit of its investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets among the various investment strategies. The various investment strategies may not always be complementary, which could adversely affect the performance of the Fund. Further, there can be no assurance that any allocation among investment strategies can produce a return that exhibits reduced correlation to the direction of markets generally.  In addition, because the Adviser, each Subadviser and each investment manager of an Investment Fund makes its trading decisions independently, it is possible that one or more may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time.  This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.  Some Subadvisers have little experience managing registered investment companies which, unlike the hedge funds these Subadvisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investment and operations.

No Operating History. The Fund is a recently organized, non-diversified, open-end management investment company with no operating history.  As a result, prospective investors have no substantial track record or history on which to base their investment decision.  In addition, many of the Subadvisers, although experienced “hedge fund” managers, may not have previously managed a fund subject to the 1940 Act and its restrictions.

Non-Diversification Risk.  The Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer and in a relatively small number of issuers. This could increase the Fund’s risk of loss and its NAV volatility because the value of its shares could be more susceptible to adverse events affecting any particular issuer.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including UCITS Funds, its performance will be affected by the performance of those other investment companies. Through its investment in other investment companies, the Fund is subject to the risks of the investment companies’ investments, as well as to the investment companies’ expenses. Additionally, an ETF, which is an investment company, may not fully replicate the performance of its benchmark index, if any, because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. An ETF based on an underlying index may not be permitted to sell poorly performing stocks that are included in its index.  Separately, an actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives.  An ETF may trade in the secondary market at prices below the value of its underlying portfolio and may not be liquid.

27

The Fund’s Investment Strategies

Performance-Based Fees. Any performance-based fees charged by investment managers of Investment Funds and Trading Advisor may create incentives for such advisers to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, the investment managers of Investment Funds and Trading Entities may receive compensation for positive performance of an Investment Fund or Trading Entity even if the Fund’s overall returns are negative.

Prepayment and Extension Risk. Due to changes in interest rates or cash flow, borrowers may pay back principal before the scheduled due date or later than expected. To the extent that the Fund invests in mortgage- or asset-backed securities, the Fund’s performance could be affected if such trends cause these securities to be paid off earlier or later than expected, shortening or lengthening their duration. When interest rates fall, many mortgages are refinanced, and mortgage backed securities may be repaid early. As a result, a Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines. Floating rate securities (including loans) can be less sensitive to prepayment risk, because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Programming and Modeling Errors Risk. The Subadvisers, investment managers of Investment Funds and/or Trading Advisors may engage in research and modeling processes that are extremely complex and involve financial, economic, econometric and statistical theories.  The results of such research and modeling processes must then be translated into computer code. Although Subadvisers, investment managers of Investment Funds and/or Trading Advisors may seek to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, and may include to some extent the Fund. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or get worse. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In particular, the impact of U.S. financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes in market conditions will not have the same impact on all types of securities.

Regulatory Risk. Governments, agencies, or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of securities, or the Fund’s performance.

The CFTC recently adopted significant changes in the way in which registered investment companies that invest in commodities markets are regulated. Depending on implementation, the Fund may not be able to utilize certain investment strategies or do so only with higher attendant costs.

28

The Fund’s Investment Strategies

Restricted Securities Risk. Restricted securities are subject to legal restrictions on their sale and may not be sold to the public without an effective registration statement. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to another exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Fund.

The SEC has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Adviser may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it desired to sell. There is a greater risk that restricted securities may not be sold for the price at which the Fund is carrying them.

Sector Risk. The Fund’s investing approach may at times emphasize certain sectors, industries, or sub-sectors of the market. To the extent the Fund invests more heavily in certain sectors, industries, or sub-sectors of the market, it thereby presents a more focused risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.

Short sales may help hedge against general market risk to the securities held in the portfolio but theoretically present unlimited risk on an individual stock basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s NAV since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.

The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss for the Fund.

When the Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality

29

The Fund’s Investment Strategies

commercial paper and long equity positions), or utilize borrowings or the collateral obtained from securities lending for this cash.

Special Situations Risk. The Fund’s use of event-driven and arbitrage strategies will cause it to invest in actual or anticipated special situations – i.e., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies. These transactions may not be completed as anticipated or may take an excessive amount of time to be completed. They may also be completed on different terms than anticipated, resulting in a loss to the Fund. Some special situations are sufficiently uncertain that the Fund may lose its entire investment in the situation.

Stressed and Distressed Securities Risk. The Fund may invest in stressed and distressed securities, including loans, bonds and notes, many of which are not publicly traded and that may involve a substantial degree of risk. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If a manager’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund’s original investment.

Subsidiary Risk: By investing in the Subsidiary and, indirectly, in the Trading Entities, the Fund will be indirectly exposed to risks associated with the Subsidiary’s and the Trading Entities’ respective investments.  The Subsidiary and the Trading Entities are not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Master Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.  Changes in the laws of the U.S., the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax Risk. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Code. Although that income does not include income derived directly from certain commodity-linked derivative instruments, the IRS has issued a large number of private letter rulings to other entities in recent years (which the Fund may not cite as precedent) that income from a wholly-owned foreign subsidiary (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is such “qualifying income.” The IRS has suspended the issuance of such private letter rulings while it reviews the underlying policies. If the IRS were to change those policies, the Fund would have to rely on an alternative basis to determine that its income from the Subsidiary is “qualifying income.” Such alternative bases are not supported directly by private letter rulings. If the IRS disagreed with the Fund’s position, such that the Fund’s income from the Subsidiary is not “qualifying income,” the Fund may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Fund level and again when paid out to shareholders. In that event, the Fund may not utilize all the potential additional investment strategies.

Temporary Defensive Investing Risk.  The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.   The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To

30

The Fund’s Investment Strategies

the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.

When-Issued and Delayed-Delivery Securities Risk. When-issued and delayed-delivery securities involve a commitment by the Fund to purchase securities that will be issued at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund’s share value. The purchase of securities on a when-issued basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

When-issued and delayed-delivery securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price. The Fund will segregate appropriate liquid securities having a market value at least equal to the amount of its purchase commitments. When-issued and delayed-delivery securities may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations.

When-issued and delayed-delivery securities also are subject to the risk that a counterparty may fail to complete the sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.

If deemed advisable as a matter of investment strategy, the Fund may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

Information about Additional Risks
The Fund may engage in certain practices and invest in certain securities in addition to those described above. For example, to the extent that the Fund engages in borrowing or securities lending, it will be subject to the additional risks associated with these practices.

Borrowing or securities lending could create investment leverage, meaning that certain gains or losses could be amplified, increasing NAV movements. With respect to borrowing, the Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to the Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, the Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which the Fund is taking a short position. Securities lending involves some risk of loss of the Fund’s rights in the collateral should the borrower fail financially.

When the Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes.  Doing so could help the Fund avoid losses, but may mean lost opportunities.  In addition, different factors could affect the Fund’s performance and the Fund may not achieve its goal.  Please see the SAI for further discussion of the risks to which the Fund may be subject.

Portfolio Holdings Disclosure
A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's SAI. The Fund may disclose portfolio holdings information more frequently on the website www.__________________________________.com. If portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information is posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-800-xxx-xxxx.

31

The Adviser and Subadvisers

Adviser
Grosvenor Capital Management, L.P., 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611, serves as the investment adviser of the Fund.  Grosvenor is a leading provider of investment management and advisory services for alternative investments. Since 1971, we have implemented alternative investment programs with a goal of delivering superior performance, while focusing on capital preservation. We manage over $[xx] billion in assets for some of the world’s largest pension funds, banks, corporations and sovereign wealth entities as well as high net worth individuals. We and our affiliates have [xx] employees, including [xx] investment professionals, in our Chicago, New York, Boston, Tokyo, London and Hong Kong offices.

Pursuant to certain advisory agreements (collectively, the “Advisory Agreements”) between the Master Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an advisory fee equal to an annual rate of [_]% of the Master Fund's average daily net assets.  The Fund, as a feeder fund, does not pay its own advisory fee.  However, pursuant to a management agreement (the “Management Agreement”) between the Fund and the Adviser, Grosvenor performs various administrative and oversight functions for the Fund and is entitled to receive, on a monthly basis, a management fee equal to an annual rate of [__]% of the Fund’s average daily net assets. The Adviser has contractually agreed to limit the Fund’s operating expenses (exclusive of any taxes, short selling expenses, interest and related costs of borrowing, brokerage commissions, Subsidiary Expenses (including Trading Entity fees and expenses but excluding the Subsidiary advisory fee), acquired fund fees and expenses, or any extraordinary expenses) through [___], to [x.xx]% of average daily net assets attributable to Class I shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three year period after the year in which such fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.   Only the Board may modify or terminate this agreement.

A discussion regarding the basis for the approval of the Fund’s investment advisory and sub-advisory agreements by the Board will be available in the Fund’s initial shareholder report.

In order to more effectively manage the Fund, the Grosvenor Alternative Funds (the "Trust"), Grosvenor Alternative Funds Master Trust (the trust of which the Master Fund is a series) and the Adviser have applied for an exemptive order from the Securities and Exchange Commission (“SEC”) permitting the Adviser, subject to the approval of the Trust’s Board, to engage additional unaffiliated Subadvisers, and to enter into and materially amend an existing or future subadvisory agreement with an unaffiliated Subadviser, upon the approval of the Board, without obtaining shareholder approval. The Fund will notify shareholders of any change within 90 days of the hiring, termination or change of Subadvisers.  The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order once issued by the SEC.

Portfolio Managers:

Mr. David S. Richter, Managing Director, Investments.

Mr. Bradley H. Meyers, Senior Vice President, Investments.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Subadvisers
The Adviser employs a “manager-of-managers” approach in selecting and overseeing Subadvisers responsible for the day-to-day management of a significant portion of the assets of the Master Fund. Subject to the approval of the Fund’s Board, the Adviser establishes, and may modify whenever deemed appropriate, the investment strategies of the Fund. The Adviser also is responsible for overseeing each Subadviser and recommending the selection, termination and replacement of Subadvisers. The Adviser evaluates and allocates the Master Fund’s assets to one or more Subadvisers.

The Adviser also:

m	Seeks to ensure quality control in the Subadviser’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark.

32

The Adviser and Subadvisers

m	Monitors and measures risk and return results against appropriate benchmarks and recommends whether Subadvisers should be retained or changed.

The Adviser compensates the Subadvisers out of the investment advisory fees it receives. The Board oversees the Adviser and the Subadvisers, approves procedures that the Adviser must follow in their oversight of the Subadvisers, and oversees the hiring, termination and replacement of Subadvisers recommended by the Adviser.

[To be added by amendment]

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares in the Fund.

Other Service Providers
Custodian

[____]

Transfer Agent

[____]

33

Pricing of Fund Shares

The NAV of shares of the Fund fluctuates and is generally based upon the market value of portfolio securities and other assets of the Fund. The NAV is determined at the end of regular trading of the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m. (Eastern time) but may vary due to market circumstances or other reasons (“NYSE Close”) on each day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Equity securities generally are valued according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter (“OTC”) market). Fixed income securities generally are valued according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at time of purchase may be valued at amortized cost which approximates market value.

Trading in foreign securities may be completed at times which vary from the NYSE Close. In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the NYSE Close. Certain foreign currency exchange rates may also be determined at the latest rate prior to the NYSE Close. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the day the value of the foreign security is determined. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the NYSE Close. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value determined in good faith by the Board and through the oversight of the Adviser, and the actual calculation may be done by others. If the Fund owns foreign securities that trade in foreign markets on days the NYSE is closed, or if the NYSE closes earlier than 4:00 p.m. Eastern time, the value of these securities, and therefore the Fund’s assets, may change on days or at times you cannot purchase, redeem or exchange shares of such Fund. In all cases, the Board through oversight of the Adviser may determine in good faith that another method of valuing investments is necessary to appraise their fair market value.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security does not represent the fair value of such asset.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an

34

Pricing of Fund Shares

independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

In addition to the above, the Fund bases its NAV on valuations of its interests in the Investment Funds and Trading Entities (collectively, the “Investment Vehicles” and each, an “Investment Vehicle”) as of the time of the Fund’s valuation. Valuations of the Investment Vehicles are reported to the Fund by the applicable managers and their agents, including their administrators, based on each Investment Vehicle’s valuation policies and reported at the time of the Fund’s valuation. Typically, the fair value of the Fund’s interest in an Investment Vehicle represents the amount that the Fund could reasonably expect to receive from an Investment Vehicle were the Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Investment Vehicles, and also typically are authorized to assign a value to these assets that differs from the market prices or quotations for such assets. As a result, information available to the Fund concerning the value of its interests in Investment Vehicles may not reflect market prices or quotations for the underlying assets held by such Investment Vehicles. With respect to Investment Vehicles that do not report a value to the Fund on a timely basis, the Fund determines the fair value of its interest in the Investment Vehicle based on the most recent value reported by the Investment Vehicle, together with any other relevant information available at the time the Fund values its portfolio.

35

Choosing a Share Class

The Fund may have multiple classes of shares, with each class representing an interest in the same portfolio of investments. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts.

Each investor’s financial considerations are different. You should speak with your investment provider to help you decide which share class is best for you.

The main differences between any class would be sales charges, ongoing fees and minimum investment. The Fund may change investment minimums at any time.

Class I Shares
Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b‐1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares require a minimum initial investment of [___] and the minimum subsequent investment is [___].

Class I shares are offered for investors who are clients of registered investment advisors, consultants, broker dealers or other financial intermediaries who: (a) charge such clients fees for advisory, investment, consulting or similar services and (b) have entered into an agreement with [___] (the “Distributor”) to offer Class I shares.  Class I shares may also be offered for investment by personnel of the Adviser, Subadvisers and affiliates of each, and as may be determined by the Board.

Additional payments to financial intermediaries

Shares of the Fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

●	directly, by the payment of sales commissions, if any (Class I has no such charges); and

●	indirectly, as a result of a Fund paying Rule 12b-1 fees, if any (Class I has no 12b-1 fee).

Certain firms may request, and the Adviser (and/or its affiliates) may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if any, out of the Adviser’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the Adviser’s efforts to promote the sale of the Fund’s shares. The Adviser agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation will vary. These payments could be significant to a firm. The Adviser determines which firms to support and the extent of the payments it is willing to make. The Adviser generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Adviser’s promotional efforts.

The Adviser hopes to benefit from revenue sharing by increasing the Fund’s net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Adviser’s marketing efforts by allowing the Adviser or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor a Fund.

Your intermediary may charge you additional fees other than those disclosed in this Prospectus. You can ask your firm about any payments it receives from the Adviser or the Fund.

The Adviser and its affiliates may have other relationships with your firm relating to the provisions of services to the Fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Fund.

36

Choosing a Share Class

Distribution Arrangements
[__] (the “Distributor”) distributes the Fund’s shares. The Adviser may use its own resources to pay the Distributor or other broker-dealers or financial intermediaries in connection with providing services intended to result in the sale of shares of the Fund and/or for shareholder support services. The Adviser or the Distributor may pay significant amounts to intermediaries, including, but not limited to, retirement plan sponsors, service providers, and administrators that provide those services. Payments by the Distributor or the Adviser may create an incentive for an intermediary, or its representatives, to recommend or offer shares of the Fund to its customers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the SAI do not constitute an offer by the Fund or by the Distributor to sell shares of the Fund to or to buy shares of the Fund from any person to whom it is unlawful to make such offer.

37

How to Purchase, Redeem and Exchange Shares

When the NYSE is open for business, you may purchase, redeem, or exchange shares by phone, mail, or wire through your financial intermediary or the Fund, subject to daily cutoff times. Your order will be processed at the next calculated NAV, plus any sales charges or less any contingent deferred sales charge (“CDSC”) if applicable in the future on another class, after your order request is received by the Fund or its designated agent in “good order”. The NYSE is closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions by wire will not be available on days the Federal Reserve wire system is closed. In addition to the scheduled NYSE holidays noted above, the Federal Reserve wire system is scheduled to be closed on the following days: Columbus Day and Veterans’ Day.

How to Purchase Shares
You may purchase Fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service.

They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the Fund directly.

The Distributor and the shareholder servicing agent have contracted with certain intermediaries to accept and forward purchase requests to the Fund on your behalf. Your purchase request must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s NAV.  Orders received in good order after the close of the NYSE will receive the next calculated NAV.

The Fund, the Distributor, and any shareholder servicing agent are not responsible for the failure of any intermediary to carry out its obligations to its customers, including any errors made by the intermediary when submitting purchase, redemption and exchange orders to the Fund. The Fund will not correct transactions which are submitted to the Fund in error by the intermediary unless the intermediary has notified the Fund of the error by 9:00 a.m. Eastern time on the following business day (i.e., on a trade date plus one [T+1] basis).

The Fund does not issue share certificates and reserves the right to reject any purchase request for any reason without prior notice, including if the Fund determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that the Fund believes may be harmful to the Fund. For more information about the Fund’s policy on excessive trading, see “Redemption Fee and Market-Timing Policy.” The Fund will only accept purchases from residents of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) with U.S. mailing addresses.

The Fund will not accept cash, money orders, cashier’s checks, starter checks, third-party checks, credit card convenience checks, travelers checks or checks drawn on banks outside the U.S.

How to Redeem Shares
You may redeem Fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service.

They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the Fund directly.

The Distributor and the shareholder servicing agent have contracted with certain intermediaries to accept and forward redemption requests to the Fund on your behalf. Your redemption request must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s NAV. Orders received in good order after the close of the NYSE will receive the next calculated NAV.  The Fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law.

The Fund, the Distributor, and any shareholder servicing agent are not responsible for the failure of any intermediary to carry out its obligations to its customers, including any errors made by the intermediary when submitting purchase, redemption and exchange orders to the Fund. The Fund will not correct transactions which are submitted to the Fund in error by the intermediary unless the intermediary has

38

How to Purchase, Redeem and Exchange Shares

notified the Fund of the error by 9:00 a.m. Eastern time on the following business day (i.e., on a trade date plus one [T+1] basis).

For information about the Fund’s policy on excessive trading, see “Redemption Fee and Market-Timing Policy.”

Redemptions are taxable transactions for shareholders that are subject to tax, and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding. The Fund and the shareholder servicing agent do not pay interest on redemption proceeds.

Redemption Fee and Market-Timing Policy

The Fund charges a [_]% redemption fee on shares that are redeemed before they have been held for [ ] days.  The redemption fee is paid directly to the Fund to offset the transaction costs of frequent trading and to protect long-term shareholders of the Fund. The fee ensures that short-term investors pay their share of the Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders.

The redemption fee is applicable to all short-term redemptions or exchanges of shares. However, the redemption fee may not apply to certain types of accounts, including: (i) certain plan-sponsored retirement plans that do not have or report to the Fund sufficient information to impose a redemption fee on their participants’ accounts; (ii) certain broker wrap-fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers’ accounts.

In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) shares acquired through reinvestment of distributions (dividends and capital gains); (vi) redemptions initiated through an automatic withdrawal plan; (vii) redemptions pursuant to an automatic rebalancing or asset allocation program established with the Fund; (viii) transactions involving shares transferred from one account to another account in the same Fund and shares converted from one class to another class in the same Fund; and (ix) transactions initiated by a plan sponsor.

Some intermediaries have agreed to charge redemption fees on transactions in their customer accounts in accordance with the intermediary’s own policy, which may differ from the Fund’s policy in terms of the amount of the fee, the holding period and the types of transactions which could trigger the fee. The Fund may allow the intermediary to apply its own redemption fee policy to its customer accounts in place of the Fund’s redemption fee policy if the Fund determines the intermediary’s policy is reasonably designed to discourage short-term trading.

For purposes of applying the redemption fee, the Fund will always redeem your “oldest” shares first. In addition, in the event that you transfer your shares to a different account registration (or convert them to a different share class), the shares will retain their redemption fee status.  If you transfer (or convert) less than 100% of your account, the Fund will carry over the redemption fee status of your shares.  From time to time, the Fund may waive or modify redemption fees for certain categories of investors. The Fund may modify its redemption policies at any time without giving advance notice to shareholders.

Some investors in mutual funds have attempted to profit from a strategy called market-timing — moving money into mutual funds for the short-term when they expect prices to rise and taking money out when they expect prices to fall.

Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell shares in response to incremental changes in the Fund’s NAV.

39

How to Purchase, Redeem and Exchange Shares

The Funds’ Board has adopted a redemption fee as discussed above, and approved policies and procedures intended to discourage excessive trading of the Fund’s shares. The Funds monitor the number of roundtrip transactions in shareholder accounts. A roundtrip is a mutual fund purchase or exchange purchase followed by a sell or exchange sell within [30] calendar days in the same fund and account. Shareholders that place a second roundtrip transaction in the same Fund will have their account restricted to redemption-only mode for [30] days from the date of the second roundtrip. Whether or not the specific testing criteria or monitoring limits proscribed by the policies and procedures are exceeded, the Fund’s management or Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder or broker is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder or broker from making further purchases or exchanges of shares.

In-Kind Redemptions

Redemption proceeds may be paid in securities or other property (or cash and securities and other property) rather than in cash if the Adviser determines it is in the best interests of the Fund.

Cost Basis Reporting

Upon the redemption or sale of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis information. Please see the Fund’s website at [            ] or contact the Fund at [            ], or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

40

Dividends and Distributions
The Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The Fund normally pays dividends and capital gain distributions in December but may make additional distributions at other times.

Your dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund or, if you elect, paid to you in cash.

Taxation

Tax Considerations
The following tax discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Further, this discussion does not address tax consequences to specific types of shareholders such as tax-deferred retirement plans or foreign shareholders (defined below). The SAI provides more detailed information regarding the tax consequences of investing in the Fund.

Dividends paid out of the Fund’s investment income will generally be taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains. Distributions from the sale of investments that the Fund owned for one year or less are taxable to you as ordinary income.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2012. It is currently unclear whether Congress will extend these reduced rates for taxable years beginning on or after January 1, 2013 or what the terms of such extension would be.

For taxable years beginning on or before December 31, 2012, distributions reported by the Fund as derived from “qualified dividend income” (“QDI”) will be taxed to individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend the special tax treatment of QDI for taxable years beginning on or after January 1, 2013 or what the terms of such extension would be. In addition, if a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for the dividends-received deduction or for treatment as QDI.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distribution in excess of your tax basis is treated as gain from a sale of your shares.

41

Shareholder and Account Policies

The tax treatment of your dividends and distributions will be the same regardless of whether they are paid to you in cash or reinvested in additional Fund shares. If you buy shares of the Fund when the Fund has unrealized gains that are subsequently realized, or realized but not yet distributed income or gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

The Fund intends to elect to be treated as, and intends to qualify and be treated each year as, a “regulated investment company” (a “RIC”) under U.S. federal income tax law. In order to qualify and be treated as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income” as defined in the Code and meet requirements with respect to diversification of assets and distribution of income and gains. If the Fund qualifies for treatment as a RIC, it generally will not be required to pay federal income taxes on income and gains it distributes in a timely manner to shareholders. If the Fund were to fail to meet any of these requirements, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income and gains at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

As noted above, the Fund intends to gain exposure to commodities and commodity-related instruments in whole or in part through the Master Fund’s investments in the Subsidiary. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income” for purposes of RIC qualification. Under current law and in the absence of an IRS ruling or other guidance, there can be no certainty in this regard.

The Subsidiary is wholly owned by the Master Fund, in which the Fund invests substantially all of its assets. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Master Fund is a U.S. person that owns all of the stock of the Subsidiary, the Master Fund is a “U.S. Shareholder” with respect to the Subsidiary and the Subsidiary is a CFC. As a “U.S. Shareholder,” the Master Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Master Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Master Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Master Fund will be tax-free, to the extent of the Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Master Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. Net losses incurred by the Subsidiary during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the Subsidiary during a tax year generally cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent tax years.

The Master Fund is treated as a partnership under U.S. federal income tax law.  As an investor in the Master Fund, the Fund will also be treated as a “U.S. Shareholder” in the Subsidiary, and a pro rata share of the tax

42

Shareholder and Account Policies

consequences of the Master Fund’s ownership of the Subsidiary will pass through to the Fund with respect to its interest in the Master Fund.

Further, if a net loss is realized by a Trading Entity or other investment vehicle that is treated as a corporation for U.S. federal income tax purposes, such net loss generally is not available to offset the income earned from other sources by the Subsidiary that invests in such Trading Entity or other investment vehicle.

In addition, if any income earned by the Subsidiary or by a Trading Entity or other investment vehicle in which the Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Subsidiary earns ECI in connection with its direct investment activities, or is deemed to earn ECI in respect of the activities of a Trading Entity or other investment vehicle, a portion or all of the Subsidiary’s income could be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Subsidiary and of the Trading Entities and other investment vehicles in which the Subsidiary invests will be conducted in such a manner that none of these entities will be treated as engaged in a U.S. trade or business, but there can be no assurance that none of these entities will recognize any effectively connected income. The imposition of U.S. taxes on ECI, at either the Subsidiary level or the level of a Trading Entity or other investment vehicle in which the Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund.

Certain of the Fund’s investments, through the Master Fund, including certain debt instruments, derivatives, its investment in the Subsidiary, exchange-traded notes, commodity-related investments and foreign securities or foreign currencies, could affect the amount, timing and character of distributions you receive or could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions). Further, the application of the requirements for treatment as a RIC under the Code can be unclear with respect to certain of these investments. As a result, the extent to which or manner in which the Fund makes such investments can be limited by tax considerations and there can be no assurance that the Fund will be able to maintain its status as a RIC.

Certain dividends and other distributions received by the Fund from sources outside the United States may be subject to withholding taxes imposed by countries outside the U.S. This may reduce the return on your investment. In the event that more than 50% of the value of the total assets of the Fund, through the Master Fund, at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may make an election to pass through to its shareholders the amount of foreign income taxes paid by it. If the Fund is eligible and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations.

The Fund’s investments in foreign securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

If you sell or redeem your Fund shares, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending generally on your holding period for the shares. See “Cost Basis Reporting” above for a description of reporting rules relating to redemptions of Fund shares.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28% for amounts paid before January 1, 2013 and is currently scheduled to increase to 31% for amounts paid thereafter.

43

Shareholder and Account Policies

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax, although certain real estate-related income may be subject to special rules, including potential taxation and reporting requirements. Shareholders should consult their tax advisers to determine the precise effect of an investment in a Fund on their particular tax situation.

Fund distributions also may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

Absent a specific statutory exemption, dividends other than capital gain dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (a “non-U.S. shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital gain dividends paid to foreign shareholders are generally not subject to such withholding.

The “Foreign Account Tax Compliance Act” (“FATCA”), generally imposes a reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source interest or dividends. Very generally, subject to future guidance, it is possible that, beginning with certain payments made in 2014, distributions to a non-U.S. shareholder by the Fund will be subject to the 30% withholding requirement, unless the shareholder provides certain information, certifications, waivers, or other documentation, as the Fund requires, to comply with the new rules. For more information, see the SAI.

Non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships (foreign shareholders) are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Please see the SAI for more detailed tax information.

Statements And Reports
You will receive a confirmation statement after each transaction affecting your account. Shareholders participating in an automatic plan, however, will receive only quarterly confirmations for all transactions occurring during the relevant quarter. Dividend information will be confirmed quarterly.

You should verify the accuracy of your confirmation statements immediately after you receive them and contact the shareholder servicing agent regarding any errors or discrepancies.

The Fund produces financial reports, which include a list of the Fund’s portfolio holdings semi-annually, and updates its prospectus at least annually.

Unless you instruct the Fund otherwise by contacting the shareholder servicing agent, the Fund will mail only one financial report, prospectus or proxy statement to shareholders with the same last name in your household, even if more than one person in your household has an account with the Fund. This process is known as “householding.” Please call the shareholder servicing agent at XXX-XXX-XXXX if you would like to receive additional copies of these documents. Individual copies will be sent within 30 days after the shareholder servicing agent receives your instructions. Your consent to householding is considered valid until revoked.

Financial Highlights
The Fund has not yet commenced operations, so it has no financial highlights to report.

44

For more information

Two documents are available that offer further information on each Fund:

Annual/Semiannual report to shareholders (when available)

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of a Fund and includes a summary of the Fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI for each Fund has been filed with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To obtain a free copy of these documents

There are several ways you can get a current annual/semiannual report (when available), Prospectus or SAI from Grosvenor:

Online: [ ]

By mail:  [ ]

By phone:  [ ]

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.

For access to the Reference Room call 1-800-732-0330.

SEC file number: [ ]

The information in this SAI is not complete and may be changed. These securities may not be sold until the registration statement filed with the securities and exchange commission is effective. This SAI, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion January 8, 2013

GROSVENOR® ALTERNATIVE STRATEGIES FUND

900 North Michigan Avenue, Suite 1100
Chicago, IL 60611
(xxx) xxx-xxxx

Class I Shares – [            ]

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Grosvenor Alternative Strategies Fund (the “Fund”) dated [•], 2013, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at (xxx) xxx-xxxx.

.

This Statement of Additional Information is dated [●], 2013

TABLE OF CONTENTS

DESCRIPTION OF THE FUND	1

INVESTMENT POLICIES AND RESTRICTIONS	1

FUNDAMENTAL INVESTMENT RESTRICTIONS	2

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS	3

MANAGEMENT OF THE FUND	33

PROXY VOTING POLICY	37

INVESTMENT ADVISORY AND OTHER SERVICES	37

ADMINISTRATION AGREEMENT	40

DISTRIBUTION AGREEMENTS	40

CONFLICTS OF INTEREST	41

CODE OF ETHICS	49

VOTING	49

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	49

BROKERAGE ALLOCATION AND OTHER PRACTICES	49

OTHER INFORMATION	64

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	64

LEGAL COUNSEL	64

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	65

FINANCIAL STATEMENTS OF THE FUND AND MASTER FUND	66

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s prospectus (“Prospectus”).

DESCRIPTION OF THE FUND

The Grosvenor Alternative Funds Trust (the “Trust”) was organized as a Delaware statutory trust on October 5, 2012. The Trust is authorized to issue an unlimited number of shares of beneficial interest (“Shares”), which may be divided into different series and classes. The Fund, currently the sole series of the Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is non-diversified. The Fund is a “feeder” fund that currently invests substantially all of its assets in the Grosvenor Alternatives Strategies Master Fund (the “Master Fund”).  The Master Fund is a series of Grosvenor Alternative Funds Master Trust, a Delaware statutory trust organized on December 10, 2012.  The Fund’s investment results will correspond directly to the investment results of the Master Fund.

For reader convenience, the Fund and Master Fund are, unless context requires separate treatment, referred to together as the “Fund” in light of the Fund investing substantially all of its assets in the Master Fund.

INVESTMENT POLICIES AND RESTRICTIONS

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional related information is provided below. The various investment funds (“Investment Funds”) and wholly-owned trading entities (“Trading Entities”) in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.

Organization and Management of the Wholly-Owned Subsidiary

The Master Fund may invest up to 25% of its assets in a wholly-owned and controlled subsidiary (the “Subsidiary”) formed under the laws of the Cayman Islands. The Subsidiary is advised by Grosvenor Capital Management, L.P. (“Grosvenor” or the “Adviser”) and has the same investment objective as the Fund. The Adviser may retain one or more trading advisors to invest the Subsidiary’s assets or the Adviser may invest the Subsidiary’s assets in one or more trading entities (the “Trading Entities”). Each Trading Entity will have a trading program managed on a discretionary basis by a different third-party manager, typically a commodity trading advisor (the “Trading Advisors”), pursuant to the manager’s managed futures program. Each Trading Entity may be wholly-owned by the Subsidiary and thus may be indirectly wholly owned by the Master Fund. A Trading Entity may pay its manager both a management fee and a performance-based fee. The management fee is calculated based on the Trading Entity’s nominal trading level and any performance-based fee is calculated as a percentage of the Trading Entity’s net profits.

The investment exposure of each Trading Entity is expected to exceed the cash deposited in its trading account(s). For example, in order for a Trading Entity to trade a $50,000,000 portfolio (its “nominal trading level”) the Trading Entity’s initial margin requirement might be only $2,500,000. Instead of “fully funding” its account by depositing $50,000,000, the Trading Entity might deposit a lesser amount that meets the account’s ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is known as notional funding. Notional funding is a form of investment leverage, which is expected to increase the volatility of the Trading Entities. The use of notional funding may subject the Trading Entities to more frequent margin calls. Only the assets of the Trading Entity will be available to meet its margin calls.  The Subsidiary’s (and in turn the Master Fund’s) risk of loss is limited to its investment in a Trading Entity.

A Trading Entity’s management fee may be calculated based on nominal trading level, and not the value of the cash or other assets held in its trading account(s). As a result, the management fee rate, as a percentage of the value of the assets in the Trading Entity’s trading account, may exceed the stated rate. For example, if a notionally funded Trading Entity has cash assets of $20 million, a nominal trading level of $200 million, and pays a management fee at an annual rate of 1.5% of the nominal account size ($200 million), the Trading Entity may pay an annual management fee of $3 million. The $3 million management fee is 1.5% of the Trading Entity’s nominal account size of $200 million, but 15% of its cash funding level of $20 million. A Trading Entity also may pay its Trading Advisor a performance-based fee that generally will be calculated on a basis that includes realized and unrealized appreciation of the Trading Entity’s assets and does not take into account the Fund’s or the Subsidiary’s  performance. As a result, a Trading Entity with positive performance may pay a performance-based fee even if the Fund’s or the Subsidiary’s overall returns are negative. In addition, Trading Entities often may pay performance fees on a quarterly or semi-annual basis (or, in some cases, upon a  withdrawal of capital), making it possible that a Trading Entity will pay a performance fee in a year in which its overall performance for the entire year is negative.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As a matter of fundamental policy, the Fund may (except as noted below):

(1)           Borrow money, make loans or issue senior securities to the fullest extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission (the “SEC”), as such statute, rules, regulations or orders may be amended from time to time;

(2)           Not invest 25% or more of its total assets in securities (other than U.S. Government Securities, including agencies and instrumentalities thereof) of issuers engaged in any single industry or group of industries, except that the Fund may pursue its investment objective by investing substantially all of its assets in the Master Fund (or another investment company that has the same investment objective and substantially the same investment policies as the Fund);

(3)           Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time;

(4)           Purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

While it is in the current master-feeder structure, with respect to its own investment restrictions, the Fund will "look through" to the Master Fund's investments.

The Master Fund adheres to fundamental investment restrictions that are substantially the same as those of the Fund.  These investment restrictions may not be changed by the Master Fund without the vote of a majority of the outstanding voting securities of the Master Fund.  The investment restrictions and other policies described herein do not apply to Investment Funds or the Trading Entities.  If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.  Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Adviser to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the company, whichever is less.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and to purchase securities and other instruments other than as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no shareholder vote will be required or sought.

With respect to Restriction (1), under the 1940 Act, the Fund may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). Borrowing by the Fund allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on the Fund’s net asset value (“NAV”), and money borrowed will be subject to interest costs (which may include commitment fees and/or  the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds. The Fund may use borrowed money for any purpose permitted by the 1940 Act.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by its investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain “affiliated”

persons when conflicts of interest or undue influence are present. The Fund may, however, make other loans which, if made,  would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund retains the flexibility to make loans to the extent permitted by its investment policies.

The ability of a mutual fund to issue senior securities is restricted under the 1940 Act, which governs, for instance, the amount, timing, and form of senior securities that the Fund may issue. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, total return swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Fund and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Although this SAI describes certain permitted methods of segregating assets or otherwise “covering” such transactions for these purposes, such descriptions are not complete. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Under the 1940 Act, a “senior security” does not include (i) any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed or (ii) any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to Restriction (2), the industry concentration policy of the Fund does not preclude it from investing 25% or more of its total assets in issuers in a group of industries (such as different types of technology issuers) for temporary defensive purposes or in order to remain fully invested. If the Fund were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the performance of the Fund would be largely dependent on the performance of that industry or industries. For purposes of this fundamental investment policy, Investment Funds, the Subsidiary, any Trading Entity and investment companies are not considered part of any industry or group of industries. In addition, the Fund does not consider futures clearinghouses or securities clearinghouses to be part of any industry. Notwithstanding anything herein to the contrary, nothing in Restriction (2) will limit the ability of the Fund to invest in the Master Fund, an Investment Fund, the Subsidiary or a Trading Entity. For purposes of determining compliance with Restriction (2), the Fund will not consider portfolio investments held by any Investment Funds.

With regard to Restriction (4), this restriction permits investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities the Adviser believes to be consistent with the Fund’s best interests. During a period in which the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

Additional information regarding the types of securities and financial instruments in which the Master Fund may invest, directly or indirectly through its investments in the Subsidiary, the Investments Funds and the Trading Entities, and certain of the investment techniques that may be used by Adviser, unaffiliated investment advisers (each a “Subadviser” and, collectively, the “Subadvisers”), the investment managers of the Investment Funds (the “Investment Managers”) or the Trading Advisors, are set forth below. Any decision to invest in the Fund should take into account the possibility that the Fund may make virtually any kind of investment allowable under its policies, the 1940 Act and other applicable laws, and be subject to related risks, which can be substantial.

As applicable, references to the “Fund” shall mean, in addition to the Master Fund any one or more of the Investment Funds, the Trading Entities and the Fund and references to a “Manager” shall mean any one or more of the Adviser, the Subadvisers, the Investment Managers and the Trading Advisors.

Adjustable Rate Securities

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-Backed and Related Securities

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit- card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by the Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities. Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of world-wide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid.

The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Additionally, since the deterioration of world-wide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. Although liquidity of asset-backed securities has improved recently, there can be no assurance that in the future the market for asset-backed securities will continue to improve and become more liquid. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, the Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities. In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments. In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages on mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first.

Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

The Fund also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets. CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.   IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). The Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. The Fund may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, the Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk, liquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets, (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale, and (iv) if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Below Investment Grade Securities

The Fund may invest some or all of its assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, the Fund may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Fund. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities may be more dependent on the Manager’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default. Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics.

Brady Bonds

Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.

Cash and Other High Quality Investments

The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit. If a custodian holds cash on behalf of the Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.

Commodity-Related Investments

The Fund may invest in a range of markets, including the commodity markets, which include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). The Fund may obtain such exposure by investing in commodity-related derivatives (as defined below).

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the U.S. are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The Fund may invest in derivatives whose values are based on the value of a commodity, commodity index, or other readily measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party.

Credit Quality

Securities are investment grade if:
o	They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization (“NRSRO”).
o	They have received a comparable short-term or other rating.
o	They are unrated securities that are believed to be of comparable quality to rated investment-grade securities.

Securities are considered below investment grade (“junk bonds”) if:
o	They are rated below one of the top four long-term rating categories of a NRSRO.
o	They are unrated securities that are believed to be of comparable quality.

If a security receives different ratings, the Fund may treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund’s minimum acceptable credit rating. The Fund’s credit standards also apply to counterparties to over-the-counter derivative contracts.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). In addition, the Fund may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes).

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency. Because interest rates vary, the future income for the Fund from investments in floating rate fixed income securities cannot be predicted with certainty. The future income for the Fund from investments in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

The Fund may invest in a wide range of debt and fixed income instruments, including, but not limited to, Brady bonds, Eurobonds and zero coupon securities, described above and below.

Depositary Receipts

The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”). Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a domestic corporation.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying foreign security, Depositary Receipts are subject to most of the risks associated with investing in foreign securities directly. Depositary Receipts may be issued as sponsored or unsponsored programs. Depositary Receipts also may be subject to liquidity risk.

Derivative Instruments

Derivative instruments generally are financial contracts with a value that is derived from an underlying asset, reference rate, index or event. These instruments may relate to commodities, stocks, bonds, credit, interest rates, currencies or currency exchange rates and related indices. Derivatives may be traded on organized exchanges and clearing houses or central clearing houses (“CCHs”), or in private transactions with other parties in the over the counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivative instruments may be used for non-hedging and hedging purposes.

Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. Swap agreements are typically OTC instruments. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, total return swaps, credit default swaps and interest rate swaps.

o
Credit Default Swaps. In a credit default swap (“CDS”), one party pays the other for, in essence, protection against certain designated credit events that decrease the value of one or more underlying reference obligations. The “buyer” of protection under the CDS is obligated to pay the “seller” a periodic stream of payments over the term of the swap in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation, typically a bond. A credit event generally means a bankruptcy, failure to pay, moratorium (with respect to sovereign underliers), obligation acceleration or restructuring. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which typically is the “par value” of the reference obligation (i.e., full notional value less the recovery rate, which is an estimate of the amount that would be recovered from the reference obligation when the default occurs). The contingent payment may be a cash settlement or physical delivery of the reference obligation in return for payment of the face amount of the obligation. The underlying assets may or may not be owned by a party to the CDS.

o
Total Return Swaps. Total return swaps (“TRSs”) are contracts in which one party, the total return payer, agrees to make payments during a specified period of the total return of the underlying asset(s), which the parties designate as the underlier of the TRS. The underlier may include securities, baskets of securities, or securities indices. The total return payer makes those payments to the total return receiver in return for receiving a fee for the TRS which is equal to a fixed or floating rate of interest and, typically, a LIBOR-based spread (or the total return from another designated underlying asset(s)). The total return receiver is obligated to pay that fee, plus any spread, in addition to any depreciation on the underlier. The underlying assets may or may not be owned by a party to the TRS.

o
Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. These swaps are effectuated in the OTC market as of the date of this SAI, however, it is likely that the U.S. Commodity Futures Trading Commission (“CFTC”) will require that many interest rate swaps must be centrally cleared by CCHs. This process would require the Fund to enter into clearing documentation and post initial and maintenance margin. Constant maturity swaps are a variation of the regular interest rate swap. In a constant maturity swap, the floating interest rate is reset periodically according to the fixed maturity market rate of a product with a duration extending beyond that of the swap’s reset period.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. “Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant (“FCM”) in order to initiate and maintain the position. If the price of the futures contract changes in an adverse way, the Fund may be required to post additional margin.

Covered Call Options. Writing (selling) a call option obligates the Fund to sell the underlying security to a purchaser at a specified price if the purchaser decides to exercise the option. The Fund receives a premium when it writes a call option. A call option is “covered” if the Fund simultaneously holds an equivalent position in the security underlying the option. The purpose of writing call options is to hedge (that is, to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund’s NAV) or to earn premium income.

Put Options. Writing (selling) a put option obligates the Fund to acquire the underlying security from a purchaser at a specified price if the purchaser decides to exercise the option. The Fund receives a premium when it writes a put option. The purpose of writing put options is to hedge (that is, to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund’s NAV) or to earn premium income.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, security futures, convertible securities, depositary receipts and shares, trust certificates, partnership interests, shares of other investment companies, real estate investment trusts and equity participations. Equity investments also may include investments in initial public offerings or secondary offerings.  Equity securities may include investments in the Investment Funds and Subsidiary.

Firm Commitments and When-Issued Securities

The Fund may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, with respect to the Fund’s investments in fixed-income securities, the Fund may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. The Fund generally does not earn income on the securities it has committed to purchase until after delivery. The Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities  themselves (which may have a value greater or less than what the Fund paid for them).

Fixed Income Securities

Fixed income instruments, as used generally in this SAI, include:

o	debt securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;
o	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
o	mortgage-backed and other asset-backed securities;
o	inflation-indexed bonds issued both by governments and corporations;
o	structured notes, including hybrid or “indexed” securities and event-linked bonds;
o	loan participations and assignments;
o	delayed funding loans and revolving credit facilities;
o	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
o	repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments;
o	debt securities issued by U.S. states or local governments and their agencies, authorities and other U.S. government sponsored enterprises;
o	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
o	obligations of international agencies or supranational entities.

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Fund may invest in derivatives based on fixed income instruments.  These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, inflation indexed, zero coupon, contingent, deferred, payment in-kind and auction rate features.

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the U.S. or abroad. Currencies in which the Fund’s assets are denominated, or in which the Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Fund. Similarly, currencies in which the Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Fund. In addition, some currencies are illiquid (e.g., emerging country currencies), and the Fund may not be able to covert these currencies into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market where the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of the Fund and the Fund’s performance benchmark or index. The Fund also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency- denominated security that approximates desired risk and return characteristics when the nonsynthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk. Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts.

Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract. Finally, forward foreign currency contracts, as two party obligations for which there is no secondary market, involve counterparty risk not present with currency futures contracts, discussed below. The Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, the Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) specified currency futures contract at a fixed price during a specified period.

The Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using options.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

The Fund may invest in illiquid securities. The Manager also may deem certain securities to be illiquid as a result of the Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Manager’s ability to trade such securities for the account of any of its clients, including the Fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of the Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A).

Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. If the Fund sells its securities in a registered offering, it may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.  At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund’s net assets. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

IPOs and Other Limited Opportunities. The Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on the Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Indexed Investments

The Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which the Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation Indexed Bonds. The Fund may invest in inflation indexed bonds. The Fund may also invest in futures contracts on inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation adjusted principal that had accrued to the bond at the time of purchase.

However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.

Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the U.S.

Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.

Investments in Investment Companies or Other Pooled Investments

Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end investment companies (including money market funds, and exchange-traded funds (“ETFs”)). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures. ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The Fund may also invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market price for ETF shares may be higher or lower than the ETF’s NAV. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s NAV.

Loans (Including Bank Loans), Loan Participations, and Assignments

The Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, including bank loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. The Fund may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer the Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by the Fund may be below investment-grade. When investing in a loan participation, the Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, the Fund generally will have no rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’

rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future. Investments in loans through direct assignment of a lender’s interests may involve additional risks to the Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness the Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. The Manager may, with respect to its management of investments in certain loans for the Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, the Manager may seek to avoid receiving material, non-public information about the borrowers to which the Fund may lend (through assignments, participations or otherwise). The Manager’s decision not to use material, non-public information about borrowers may place the Manager at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, the Manager’s ability to assess the significance of the amendment, waiver or consent or its desirability from the Fund’s point of view may be materially and adversely affected.

When the Manager’s personnel do come into possession of material, non-public information about the issuers of loans that may be held by the Fund or other accounts managed by the Manager (either intentionally or inadvertently), the Manager’s ability to trade in other securities of the issuers of these loans for the account of the Manager will be limited pursuant to applicable securities laws. Such limitations on the Manager’s ability to trade could have an adverse affect on the Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so.
Trade Claims. The Fund may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC. Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims may also be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if the Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim. In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Lower-Rated Debt Securities

Lower-rated debt securities typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.

Master-Feeder Structure Risk

Because it invests in the Master Fund, the Fund is subject to risks related to the master-feeder structure.  Other “feeder” funds may also invest in the Master Fund.  As shareholder of a Master Fund, feeder funds, including the Fund, vote on matters pertaining to the Master Fund.  Feeder funds with a greater pro rata ownership in the Master Fund could have effective voting control of the operations of the Master Fund.  Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of a Master Fund borne by the remaining feeder fund shareholders, including the Fund’s shareholders.

Merger Arbitrage Transactions

The Fund may engage in merger arbitrage transactions, where the Fund will purchase securities at prices below the Manager’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, tender offer or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer or other similar transaction. If the proposed merger, exchange offer, tender offer or other similar transaction later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of mergers – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. For instance, mark-to-market losses can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings and (vi) general market declines. Also, in certain transactions, the Fund may not hedge against market fluctuations. This can result in losses even if the proposed transaction is consummated. In addition, a security to be issued in a merger or exchange offer may be sold short by the Fund in the expectation that the short position will be covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss. Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.

Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to inadvertent market-related losses.

Mortgage-Related and Asset-Backed Securities

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Mortgage dollar rolls may be used to finance the purchase of additional investments. Dollar rolls expose the Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund’s dollar roll obligations.

For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to, information enabling them to evaluate the competence and integrity of the underlying originators and mortgage lending institutions. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories and possessions of the U.S. and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the U.S. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds”. Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note. Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for the Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds). The Fund may also invest in CDSs on municipal securities.

Non-cash Income

Certain investments made by the Fund may give rise to taxable income in excess of the cash received by the Fund from those investments. In order to make distributions of its income, it is possible that the Fund will dispose of certain of their investments, including when it is not otherwise advantageous to do so.

Options and Futures

The Fund may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.

The Adviser is a registered "commodity pool operator" under the Commodity Exchange Act (the "CEA").  However, in its capacity as Adviser to the Fund, the Adviser intends to rely on an exemption provided by the CEA and is, therefore, not subject to regulation under the CEA with respect to the Fund

Options on Securities and Indices. The Fund may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, the Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, the Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs. In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because the Fund receives a premium for writing a put or call option, the Fund may seek to increase its return by writing call or put options on securities or indices. The premium the Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium the Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. The Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, the Fund may write a call option on securities in which it may invest but that are not currently held by the Fund (commonly known as “naked call”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

The Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. The Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date. In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, the Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, if the Fund has written an option, it may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If the Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when the Fund desires to do so.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other clients of the Manager may constitute such a group. These limits could restrict the Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ.

Currency Options. The Fund may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. (See “Foreign Currency Transactions” above for more information on the Fund’s use of currency options.)

Futures. The Fund may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase and sale of futures contracts may be used for speculative purposes. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the U.S., futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. The Fund may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” above.)

Index Futures. The Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. The Fund may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Inflation Linked Futures. The Fund may engage in transactions involving inflation linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation linked futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Fund also may combine inflation linked futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by  the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” above for a discussion of inflation indexed bonds.

Currency Futures. The Fund may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” above for a description of the Fund’s use of currency futures.)

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, the Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” above for a description of the Fund’s use of options on currency futures.) The Fund also typically will be required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. The Fund may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by the Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

The Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments at all or that their use will be effective. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and the Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded. As discussed above, if Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s NAV generally will fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position. In addition, if the Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, the Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker. The Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.

Additional Risks Associated with Commodity Futures Transactions

Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S. (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies.

When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” below).

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities. Investment in preferred stocks involves certain risks. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Real Estate Investment Trusts and other Real Estate-Related Investments

The Fund may invest in pooled real estate investment funds (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities.

REITs are pooled investment funds that invest in real estate or real estate-related companies. The Fund may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to the Fund’s investment in U.S. REITs.

By investing in REITs indirectly through the Fund, investors will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Risks of Foreign Investments

General. Investment in foreign issuers or securities principally traded outside the U.S. may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce the Fund’s yield. See “Taxes” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the U.S.

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s NAV at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s NAV will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the U.S. The Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets. Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition. Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce the Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

Securities Lending

The Fund may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of loaned securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund may have the right to call loans at any time on reasonable notice. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. A Manager may retain lending agents on behalf of the Fund that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

Securities of Master Limited Partnerships (“MLPs”).

MLPs are entities structured as master limited partnerships, and their affiliates. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships generally have a general partner interest and two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the master limited partnership. Master limited partnerships are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated

Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such master limited partnership.

Many MLPs are “Midstream MLPs,” which operate (i) assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. These may include:

Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation (including marine) and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also include (a) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (b) MLP Affiliates (as defined below) of Midstream MLPs.

 MLPs other than Midstream MLPs operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into the following groups:

“Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

 “Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

 “Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the U.S., largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

Master limited partnerships may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these master limited partnerships do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for federal tax treatment as partnerships.

The following summarizes certain features and risks of securities of MLPs. Also summarized below are certain features of i-shares, which represent an ownership interest issued by an MLP Affiliate. “MLP Affiliates” are affiliates of master limited partnerships substantially all of whose assets consist of units or ownership interests of an affiliated master limited partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations. MLP Affiliates are not treated as partnerships for federal income tax purposes.

Common Units. Common units represent a master limited partnership limited partner interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such master limited partnership. Common units may be purchased in market transactions as well as in primary issuances directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units to the remaining assets of such master limited partnership, but are subordinated to debt and preferred units in the event of a liquidation.

Subordinated Units. Subordinated units are typically issued by master limited partnerships to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as the Fund. Subordinated units may be purchased from these persons as well as newly issued subordinated units from the master limited partnerships. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors.

General Partner Interests. General partner interests of master limited partnerships are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the master limited partnership, and investors such as the Fund. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in such general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the master limited partnership. General partner interests receive cash distributions, typically 2% of the master limited partnership’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the master limited partnership if the unitholders of the master limited partnership choose to remove the general partner, typically with a supermajority vote by the limited partners.

Incentive Distribution Rights (IDRs). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest (typically a general partner interest and subordinated units) in the master limited partnership and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

I-Shares. I-shares represent an ownership interest issued by an affiliated party of a master limited partnership. The MLP Affiliate uses the proceeds from the sale of i-shares to purchase limited partner interests in the master limited partnership in the form of i-units. I-units have similar features as common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP Affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the common units. Similarly, holders of i-shares will receive additional i-shares, in the same proportion as the MLP Affiliate’s receipt of i-units, rather than cash distributions. I-shares themselves have limited voting rights which are similar to those applicable to common units. The MLP Affiliate issuing the i-shares is structured as a corporation for federal income tax purposes and is not treated as a partnership for federal income tax purposes.

MLPs are subject to risks specific to the industry they serve, including, but not limited to, the following:

●	fluctuations in commodity prices;
●	reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;
●	slow downs in new construction and acquisitions can limit growth potential;
●	a sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cashflows;
●	depletion of the natural gas reserves or other commodities if not replaced;
●	changes in the regulatory environment;
●	extreme weather and other natural disasters;
●	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
●	threats of attack by terrorists.

Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.  MLPs are also subject to certain tax risks.  MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of the Fund’s investment, and consequently your investment in the Fund and lower

Short Sales

Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund. If the underlying stock goes up in price during the period the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.

The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If the Fund makes a short sale against the box, the Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund may make short sales of securities or currencies it does not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security or currency. To complete such a transaction, the Fund must borrow the security or currency (e.g., shares of an ETF) to make delivery to the buyer. The Fund then is obligated to replace the security or currency borrowed by purchasing it at the market price at or prior to termination of the loan. The price at such time may be more or less than the price at which the security or currency was sold by the Fund, and purchasing such security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. Until the security or currency is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security or currency, the Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales that are not against the box.

The Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of the Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, the Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, the Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Fund such as certain emerging market country securities or securities of companies with smaller market capitalizations. The Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Fund to economic risks similar to those associated with shorting securities directly.

Stressed, Distressed or Defaulted Instruments

The Fund may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). The Fund may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub- performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in stressed, distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings. In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances. Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high. If the Manager’s evaluation of the eventual recovery value of a defaulted instrument should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment. Investments in financially distressed companies domiciled outside the U.S. involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the U.S., resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Structured Notes

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Swap Contracts and Other Two-Party Contracts

The Fund may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures.

Swap Contracts. The Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, CDSs, variance swaps, commodity swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other. Swap contracts typically are individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. The Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, the Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In addition, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency. The Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.

In addition, the Fund may directly or indirectly use CDSs to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a CDS, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a CDS, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund, as the purchaser in a CDS, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a CDS, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. The Fund may also invest in credit default indices, which are indices that reflect the performance of a basket of CDSs. The Fund also may use CDSs for investment purposes by selling a CDS, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed upon) value to the counterparty upon issuer default (or similar events). As the seller in a CDS, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For CDS agreements on asset-backed securities, an event of default may result from various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For CDS agreements on corporate or sovereign issuers, an event of default may result from such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

The Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, the Fund may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.

Interest Rate Caps, Floors, and Collars. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk with respect to OTC derivatives may be further complicated by recently enacted U.S. financial reform legislation. The Fund’s ability to enter into these transactions may be affected by tax considerations.

Additional Risk Factors in OTC Derivatives Transactions. Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives.

Among other trading agreements, the Fund may be party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern over-the- counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation

(“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments. Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (part of the World Bank), the Asian Development Bank, and the Inter-American Development Bank. As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. The Fund may also invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Warrants and Rights

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund typically uses warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-Standard Warrants. The Fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”) and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the older and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Risks Arising from Investment Activities of the Fund—Futures, Options and Derivative Instruments” and”—Risk of Counterparty Default” in the Prospectus. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

Zero Coupon Securities

The Fund’s investments in “zero coupon” fixed income securities accrue interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund may be required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and  STRIPS.

MANAGEMENT OF THE FUND

The Fund’s Board of Trustees (the “Fund Board”) has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program.  It exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.   A majority of the members of the Fund Board (the “Trustees”) are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”).

The Master Fund also has a board of trustees that is comprised of the same persons who comprise the Fund Board (the “Master Fund Board”).  The Master Fund Board has overall responsibility for the management and supervision of the operations of the Master Fund.

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Independent Trustees

Interested Trustee

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Officers who are not Trustees

____________________________________________________________

*	Each Trustee and officer serves for an indefinite term, until his/her successor is elected or in each case until he/she sooner dies, resigns, is removed or becomes disqualified.

The Trustees serve on the Fund Board for terms of indefinite duration.  A Trustee's position in that capacity will terminate if the Trustee is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy.  A Trustee may resign at any time (upon providing written notice to the other Trustees), and may be removed either by vote of two-thirds (2/3) of the Trustees not subject to the removal vote or by a vote of shareholders holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all shareholders.  In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds (2/3) of the Trustees then serving have been elected by shareholders.  The Fund Board may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by shareholders cease to constitute a majority of the Trustees then serving.

Additional Information About the Trustees

The Fund Board believes that each of the Trustees has the qualifications, experience, attributes and skills ("Trustee Attributes") appropriate to his/her service as a Trustee of the Fund in view of the Fund's business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on boards for organizations other than the Fund and has significant board experience.  The Fund Board annually conducts a "self-assessment" wherein the performance of the Fund Board and the effectiveness of the Fund Board’s committee structure is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and certain of his/her Trustee Attributes. The information provided below, and in the chart above, is not all-inclusive.  The Trustee Attributes encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as a Trustee of the Fund, other investment companies, operating companies or other types of entities.  No one factor is controlling, either with respect to the group or any individual.  As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustee is the responsibility of the Fund’s Nominating and Governance Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Fund Board or any individual Trustee that a Trustee has any special expertise that would impose any greater responsibility or liability on such Trustee than would exist otherwise.

[Specific Information about Trustees to be filed by amendment]

Board Leadership Structure

The business and affairs of the Fund shall be managed by or under the direction of the Trustees.  The Trustees have delegated day-to-day management of the affairs of the Fund to the Adviser, subject to the Trustees’ oversight.  The Fund Board is currently comprised of six Trustees, five of whom are Independent Trustees.  All Independent Trustees serve on the Audit Committee and Nominating and Governance Committee, as discussed below.

The Independent Trustees have determined that they can act independently and effectively without having a Chairman of the Fund Board and without designating a lead Independent Trustee, and that a key factor for assuring they are in a position to do so is that all but one of the Trustees are not interested persons of the Fund.  In addition, Independent Trustees have been designated to chair the Audit Committee and the Nominating and Governance Committee, and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Fund Board.  The Fund's Independent Trustees interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate.

The Fund Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  As further described below, the Fund Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee.

The Independent Trustees have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Fund Board has determined that its structure, in which all of the Trustees are Independent Trustees, is appropriate in view of the specific characteristics and circumstances of the Fund, including, but not limited to:  (i) the significant advisory and management services that the Adviser provides to the Funds and potential conflicts of interest that may arise from the Fund’s relationship with the Adviser; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Adviser; and (iii) the Fund Board's oversight role in management of the Fund.

Board Committees

Audit Committee.  The Fund Board has formed an Audit Committee, comprised of the Independent Trustees, the functions of which are oversight responsibility with respect to:  (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function.  One member of the Audit Committee has been designated a financial expert.  The Audit Committee will meet as needed to fulfill its obligations and will meet at least once annually.

In addition, the Fund Board has delegated to the Adviser, subject to the oversight of the Audit Committee and the Fund Board, general responsibility for determining, in accordance with the “Portfolio Securities Valuation Procedures” established by the Fund, the value of the assets held by the Fund as of any day on which the NAV is determined.

Nominating and Governance Committee.  The Fund Board has formed a Nominating and Governance Committee, comprised of the Independent Trustees. The duties and functions of the Nominating and Governance Committee include reviewing candidates for and making nominations of Independent Trustees to the Fund Board, periodically reviewing the composition of the Fund Board to determine whether for any reason it may be appropriate to add new Trustees, reviewing the membership of each committee established by the Fund Board, and reviewing and making recommendations to the Fund Board regarding the compensation of Independent Trustees.  The Nominating and Governance Committee will meet as necessary to fulfill its duties. The Nominating and Governance Committee believes that the significance of a nominee's experience, qualifications, attributes or skills is particular to that individual, meaning there is no single litmus test of these matters and that board effectiveness is best evaluated at a group level, not an individual level.  As a result, the Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual wishing to serve as a Trustee.  When evaluating candidates for a position on the Fund Board, the Nominating and Governance Committee considers the potential impact of the candidate, along with his/her particular experiences, on the Fund Board as a whole.  The diversity of a candidate's background or experiences, when considered in comparison to the background and experiences of other members of the Fund Board, may or may not impact the Nominating and Governance Committee's view as to the candidate.  In assessing these matters, the Nominating and Governance Committee typically considers the following criteria, among other factors it may deem relevant:

●	the character and integrity of the person;

●	whether the person is qualified under applicable laws and regulations to serve as a Trustee of the Fund;

●	whether the person has any relationships that might impair his/her service on the Fund Board;

●	whether nomination of the person would be consistent with the Fund's policies and applicable laws and regulations regarding the number and percentage of Independent Trustees on the Fund Board;

●	whether the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

●	whether the person is willing and able to serve and commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Fund;

●	for nomination of a current Trustee, whether the Trustee has demonstrated a commitment to discharging the oversight responsibilities of a Trustee; and

●	a demonstrated record of professional accomplishment.

Risk Oversight

The Fund Board considers its role with respect to risk management to be one of oversight rather than active management.  The Fund faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk.  The Fund Board recognizes that not all risks potentially affecting the Fund can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund.  The Fund Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Fund Board a guarantor of the Fund's investments or activities.  As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Fund’s risk management policies and processes as these are formulated and implemented by the Fund’s management.  These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Fund, the Fund’s independent registered public accountants and other service providers provide regular reports to the Fund Board on various operations of the Fund and related risks and their management.  In particular, the Fund’s Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Fund. The Audit Committee maintains an open and active communication channel with both the Fund’s personnel and its independent auditor, largely but not exclusively through its Chair.

Compensation

The following table sets forth certain information regarding the compensation received by the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser (the "Independent Trustees") from the Fund and Fund Complex for the fiscal year ended [         ].  No compensation is paid by the Fund to Trustees who are "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser.  A majority of the Trustees are Independent Trustees.
COMPENSATION TABLE FOR FISCAL YEAR ENDING [ ]
Name of Person	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*

*
The parenthetical number represents the number of affiliated investment companies (including the Fund and the Master Fund) from which such person receives compensation. The "Fund Complex" includes the Master Fund, the Fund, [___].

Each Independent Trustee will receive an annual retainer in the total amount of [___].  The retainer is paid by the Master Fund.  All Independent Trustees may be reimbursed for out-of-pocket expenses related to their attendance at each regular or special meeting of the Fund Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Independent Trustees.  The Trustees do not receive any pension or retirement benefits from the Fund.

 Share Ownership

The following table sets forth dollar range of equity securities beneficially owned by each Trustee as of [                  ].
Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

No Independent Trustee owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund or the Adviser.

PROXY VOTING POLICY

[PROXY VOTING POLICY TO BE ADDED BY AMENDMENT]

Information on how the Fund voted proxies relating to portfolio securities during each 12-month period ending June 30 will be available (1) without charge, upon request, by calling [xxx-xxx-xxxx], and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Grosvenor Capital Management, L.P., serves as the investment adviser of the Master Fund and is registered with the SEC as an investment adviser.  Grosvenor's sole general partner is GCM, L.L.C., a Delaware limited liability company.  Grosvenor Holdings, L.L.C., an Illinois limited liability company ("Grosvenor Holdings"), is the sole member and manager of GCM, L.L.C. and, in that capacity, is responsible for the management of the day-to-day business and affairs of GCM, L.L.C.  GCM, L.L.C., in turn, in its capacity as general partner of Grosvenor, is responsible for the management of the day-to-day business and affairs of Grosvenor.  Grosvenor Capital Management Holdings, LLLP, an Illinois limited liability limited partnership ("GCMHLLLP"), is Grosvenor's sole limited partner.  GCMH GP, LLC ("GCMHGP"), a Delaware limited liability company, is the sole general partner of GCMHLLLP, and Grosvenor Holdings is the sole member and manager of GCMHGP.  The limited partners of GCMHLLLP are Grosvenor Holdings, which owns the majority of the limited partnership interests in GCMHLLLP, and three entities under the management of Hellman & Friedman LLC, a private equity investment firm (the "H&F Partners").  The H&F Partners are passive investors in Grosvenor through GCMHLLLP and do not play a role in the day-to-day management of Grosvenor.

Grosvenor is a leading provider of investment management and advisory services for alternative investments. Since 1971, we have implemented alternative investment programs with a goal of delivering superior performance, while focusing on capital preservation. We manage over $[xx] billion in assets for some of the world’s largest pension funds, banks, corporations and sovereign wealth entities as well as high net worth individuals. We and our affiliates have [xx] employees, including [xx] investment professionals, in our Chicago, New York, Boston, Tokyo, London and Hong Kong offices.

Pursuant to the investment advisory agreement between the Master Fund and the Adviser (the "Advisory Agreement"), the Adviser is responsible for providing all portfolio management and investment advisory services for the Master Fund.  In consideration for the services provided under the Advisory Agreement, the Master Fund pays the Adviser a monthly fee of [_]% ([_]% on an annualized basis) of the average daily net assets of the Master Fund determined as of the last business day of the previous month (the "Advisory Fee").  Net assets, for purposes of the Advisory Fee calculation, means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund, excluding the Advisory Fee being calculated.  The basis for the Master Fund Board’s approval of the Advisory Agreement is available in the Fund’s annual or semi-annual report to investors.

In addition, the Adviser provides various management and administrative services to the Master Fund pursuant to the advisory agreement.  These services include: providing office space and other support services to the Master Fund; maintaining and preserving certain records of the Master Fund; preparing and filing various materials with state and federal regulators; oversight of tax preparation information; supervising services provided by the Master Fund's administrator, transfer agent and custodian; reviewing and arranging for payment of the Master Fund's expenses; preparing communications and quarterly reports to shareholders; and coordinating the preparation of materials relating to meetings of the Fund Board and meetings of shareholders.  Under the Advisory Agreement, the Adviser also is responsible for the investment of the cash reserves of the Master Fund.

The Adviser also provides various management and administrative services to the Fund pursuant to a management agreement with the Fund (the "Management Agreement").  These services include: providing office space and other support services to the Fund; maintaining and preserving certain records of the Fund; preparing and filing various materials with state and federal regulators; oversight of tax preparation information; supervising services provided by the Fund's administrator, transfer agent and custodian; reviewing and arranging for payment of the Fund's expenses; preparing communications and quarterly reports to shareholders; and coordinating the preparation of materials relating to meetings of the Fund Board and meetings of shareholders.  Under the Management Agreement, the Adviser also is responsible for the investment of the cash reserves of the Fund.  In consideration for these services provided under the Management Agreement, the Fund pays the Adviser a monthly fee at the annual rate of [_]% of the average daily net assets of the Fund determined as of the last business day of the month (the "Management Fee").  Net assets, for the purposes of the Management Fee calculation, means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, excluding the Management Fee being calculated.  The Management Fee is payable monthly in arrears on or before the thirtieth day of the following month.

The table below will set forth the fees paid to the Adviser for a period of three fiscal years.

	2012	2011	2010
The Fund

Investment Advisory Agreement and Management Agreement

Pursuant to the Advisory Agreement, the Adviser is responsible, subject to the supervision of the Master Fund Board, for providing all portfolio management and investment advisory services for the Master Fund.  The Advisory Agreement is terminable without penalty, on 60 days' prior written notice by the Master Fund Board or by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or by the Adviser on 60 days' prior written notice to the Master Fund.  After the initial two-year term, the Advisory Agreement may continue in effect from year to year if such continuance is approved annually by either the Master Fund Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the independent directors of the Master Fund by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund, the Adviser, including its officers, directors, employees or agents, will not be liable to the Master Fund for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement.  Additionally, the Adviser and its affiliates are entitled to be indemnified by the Master Fund for certain losses.  In this regard, the Advisory Agreement provides that the Master Fund shall indemnify the Adviser and its directors, officers, employees and their respective affiliates (collectively, the "Indemnified Parties"), against liabilities arising from performance or non performance of their duties with respect to the Master Fund, with the exception of those liabilities resulting from the willful malfeasance, bad faith or gross negligence of the Indemnified Parties.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any member, director, officer or employee thereof, or its affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund.  The Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser or any member, director, officer or employee thereof, and any of its affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Fund.

The Subadvisers

[To be filed by amendment]

Portfolio Managers

The portfolio managers of the Fund are David S. Richter, Managing Director, Investments and Bradley H. Meyers, Senior Vice President, Investments, and each manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of [            ], the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.
	Numberof accounts	Total assets of accounts 1,2	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee1
[ ]
Registered Investment Companies	[●]	$[●]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

[ ]
Registered Investment Companies	[●]	$[●]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0

Other Accounts	0	$0	0	$0

[ ]
Registered Investment Companies	[●]	$[●]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

[ ]
Registered Investment Companies	[●]	$[●]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

__________
1	In millions of dollars.
2	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned Shares of the Fund as of the date of this SAI.

ADMINISTRATION AGREEMENT

[____]

DISTRIBUTION AGREEMENTS

[____] (the “Distributor”), is the distributor (also known as the principal underwriter) of the Shares of the Fund and is located at [____].  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Under the Distribution Agreement with the Trust dated [____], the Distributor acts as the agent of the Trust in connection with the continuous offering of Shares of the Fund.  During the continuous public offering of Shares of the Fund, the Distributor shall use commercially reasonable efforts to distribute the Shares of the Fund.  The Distributor shall devote its best efforts to effect sales of Shares of the Fund but is not obligated to sell any certain number of Shares. The Distributor and its offices have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Fund Board has adopted a Rule 12b-1 Plan with respect to the Class I Shares of the Fund (the “Class I Rule 12b-1 Plan”).  The Class I Rule 12b-1 Plan is a “no fee” plan, and provides that the Class I Shares of the Fund shall not pay to the Distributor or third-party provider any fee for providing distribution or shareholder services to Class I shareholders.

From time to time, the Fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each fund in proportion to the relative NAVs of the participating funds.

The Rule 12b-1 Plan recognizes that the Adviser may use its Advisory Fee revenue under the Advisory Agreement with the Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of Shares of the Fund. To the extent that the payment of Management Fees by the Fund to the Adviser should be deemed to be the indirect financing of any activity primarily intended to result in the sale of Shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the Class I Rule 12b-1 Plan.

In adopting the Class I Rule 12b-1 Plan, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the Fund’s Class I Shares.

The Class I Rule 12b-1 Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees.  The Rule Class I 12b-1 Plan provides that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of the Fund’s outstanding Class I Shares upon 60 days’ written notice to the Distributor.

Pursuant to the Class I Rule 12b-1 Plan, at least quarterly, any person authorized to direct the disposition of monies paid or payable (if any) by the Fund shall provide the Fund Board and the Fund Board shall review, at least quarterly, a written report of the amounts expended under the Plan and the purpose for which these expenditures were made.

The Class I Rule 12b-1 Plan further provides that it may not be amended to increase materially the amount of the fees to be paid by the Fund without the approval of a majority of the outstanding securities (as defined in the 1940 Act) of the Class I Shares of the Fund, which has voting rights with respect to the Plan. Further, the Class I Rule 12b-1 Plan provides that no material amendment to the Plan shall be made unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Trust.

The holders of Class I Shares of the Fund have exclusive voting rights with respect to the Fund’s Class I Rule 12b-1 Plan.

CONFLICTS OF INTEREST

The Adviser has fiduciary duties to the Fund and the Master Fund to act in good faith and with fairness in all of the Adviser’s dealings with them, and the Adviser will take such duties into account in dealing with all actual and potential conflicts of interest.

The Adviser and its related persons are subject to significant conflicts of interest in managing the business and affairs of the Fund and the Master Fund and in making investment decisions for the Master Fund.  Such conflicts could affect the Adviser’s objectivity and the performance of the Fund and the Master Fund.  Certain of these conflicts are discussed elsewhere in this SAI and are not repeated here.  In addition, Part 2A of Grosvenor’s SEC Form ADV (a copy of which is available at www.adviserinfo.sec.gov) may contain additional disclosures of conflicts of interest.

General

Although reviewed and approved by the Independent Trustees, the terms of the Fund’s agreements with the Adviser (including, without limitation, terms relating to fees) were not the result of “arm’s length” negotiation between (i) Grosvenor, on the one hand, and (ii) the Fund and the Master Fund, on the other hand.

Other Business Activities

Nothing in the governing documents of the Fund, the Master Fund or any other account managed by Grosvenor (a “Grosvenor-Managed Account”):

●           requires Grosvenor or any of its related persons (which, for purposes of the discussion that follows, include persons who either currently are or formerly were related to Grosvenor) to devote their full business time to the business and affairs of the Fund or the Master Fund or to the business and affairs of the Grosvenor-Managed Accounts in general; or

●          limits or restricts Grosvenor or its related persons from engaging in and devoting time and attention to other businesses or ventures or from rendering services of whatever kind or nature.

Without limiting the generality of the foregoing, Grosvenor and its related persons may act as investment adviser to or investment manager of Grosvenor-Managed Accounts that are not in existence as of the date of this SAI, whether or not having investment objectives similar to those of the Fund, the Master Fund or other then-existing Grosvenor-Managed Accounts on terms (including terms relating to fees, liquidity and transparency) that are the same as or different from those available to investors in the Fund.

Further, Grosvenor and its related persons may engage in any other businesses or ventures, including without limitation, those described below under “Investments in Other Investment Management Firms,” Grosvenor has no obligation to make investment opportunities in any such businesses or ventures available to the Fund or the Master Fund or any other Grosvenor-Managed Account (or to investors/participants in the Fund or any other Grosvenor-Managed Account) and (except to the extent Grosvenor determines otherwise) the Fund, the Master Fund and the other Grosvenor-Managed Accounts will not participate in the risks or rewards of such businesses or  ventures.  Further, such businesses and ventures will :

●           compete with the Fund and the Master Fund for the time and attention of Grosvenor and its related persons; and

●           potentially create additional conflicts of interest or raise other special considerations, as discussed more fully below.

In addition, Grosvenor and its related persons, in investing and trading for their proprietary accounts, may (to the extent lawful) make use of information obtained by them in the course of investing for the Fund, the Master Fund and other Grosvenor-Managed Accounts.  Grosvenor and its related persons will have no obligation to compensate the Fund, the Master Fund or any other Grosvenor-Managed Account (or any investor/participant therein) in any respect for their receipt of such information or to account to the Fund, the Master Fund or any other Grosvenor-Managed Account (or any investor/participant therein) for any profits earned from their use of such information.

Investments in Other Investment Management Firms

Grosvenor and its related persons may, for their own accounts:

●           invest in other investment management or advisory firms (and in investment vehicles or accounts managed or advised by such firms);

●           enter into fee-, revenue- and/or profit-sharing agreements or other arrangements with other investment management or advisory firms (and/or with investment vehicles or accounts managed or advised by such firms (“Fee Sharing Agreements”);) and/or

●           operate and/or manage other investment management or advisory firms.

Investments in other investment management or advisory firms and entering into Fee Sharing Agreements often (though not always) involve the provision of capital or other funding to early stage investment management or advisory firms and/or investment vehicles or accounts managed or advised by them, in what are commonly referred to as “seeding” transactions.  For purposes of convenience, in the discussion that follows:

●          A “Seed Manager” is an investment management or advisory firm:

›           in which one or more Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons have invested or are contemplating an investment;

›           with which one or more Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons entered or are contemplating entering into a Fee Sharing Agreement; or

›           that manages or advises one or more investment vehicles or accounts with which one or more Grosvenor Funds, Grosvenor and/or Grosvenor’s related persons have entered or are contemplating entering into a Fee Sharing Agreement

●           A “Seed Manager Fund” is an investment fund or account managed by a Seed Manager.

●           Grosvenor has no obligation to make investment opportunities in any Seed Manager or Seed Manager Fund available to the Fund, the Master Fund or any investor/participant in either and does not currently intend to make such investment opportunities available to the Fund or the Master Fund

In any event, because of restrictions imposed by the 1940 Act, Grosvenor may in certain cases be prohibited from causing the Master Fund to enter into Fee Sharing Agreements with, or otherwise invest in, Seed Managers or Seed Manager Funds in which Grosvenor, one or more of its related persons and/or one or more other Grosvenor-Managed Accounts invest.

Differences in Grosvenor-Managed Accounts

Grosvenor and its related persons currently manage or advise numerous Grosvenor-Managed Accounts in addition to the Fund and the Master Fund, and expect to manage or advise additional Grosvenor-Managed Accounts in the future.  Certain Grosvenor-Managed Accounts may have investment objectives that are substantially similar to the investment objective of the Fund and the Master Fund.  It is not anticipated, however, that the Master Fund and other Grosvenor-Managed Accounts having substantially similar investment objectives will have identical or substantially similar investment portfolios.  Differing investment portfolios can be expected to result from numerous factors, including, without limitation, the following:

●           regulatory and/or tax restrictions that apply to certain Grosvenor-Managed Accounts but not to others, as discussed below;

●           different risk/return characteristics (notwithstanding that such Grosvenor-Managed Accounts generally have similar investment objectives);

●           different investment proposals made by the different portfolio management teams assigned to the different Grosvenor-Managed Accounts, as discussed below;

●           investment constraints imposed by the Investment Managers of the Investment Funds on certain Grosvenor-Managed Accounts but not on others, as discussed below;

●           the availability of particular Investment Funds for investment by Grosvenor-Managed Accounts at certain times but not at others;

●           client-imposed portfolio management restrictions and/or other client instructions; and

●           the amount of cash available for investment by different Grosvenor-Managed Accounts at certain times.

The Master Fund and other Grosvenor-Managed Accounts may be assigned to different portfolio management teams even though the Master Fund and such other Grosvenor-Managed Accounts may have substantially similar investment objectives.  Grosvenor’s portfolio management teams are authorized to invest the assets of the Grosvenor-Managed Accounts assigned to them  (subject to final approval by Messrs. Richter and Meyers), typically in a wide range of Investment Funds.  As a result, and based on the Master Fund utilizing numerous Subadvisers (in addition to Investment Funds and the Trading Entities) and being subject to regulatory restrictions imposed by the 1940 Act, it is expected that the Master Fund and other Grosvenor-Managed Accounts will have different investment portfolios (and different performance results) resulting from different portfolio allocations proposed by their respective portfolio management teams as well as the direct management of portions of the Master Fund’s portfolios by Subadvisers, even if the Master Fund and such other Grosvenor-Managed Accounts have substantially similar investment objectives.  Further, the factors discussed above are likely to result in different portfolios for Grosvenor-Managed Accounts assigned to the same portfolio management team, even though such Grosvenor-Managed Accounts have identical or substantially similar investment objectives.

To any extent that the Master Fund invests in Investment Funds, a number of regulatory and/or tax restrictions may prohibit the Master Fund from participating in investment opportunities that are available to one or more other Grosvenor-Managed Accounts.  Similarly, the Investment Managers of the Investment Funds in which the Master Fund may wish to invest may impose investment restrictions on the Master Fund but not on other Grosvenor-Managed Accounts.  Such restrictions could render the Master Fund ineligible to invest, in whole or in part, in an Investment Fund in which one or more other Grosvenor-Managed Accounts are free to invest, to the possible detriment of the Master Fund.

As a result of certain restrictions imposed by the 1940 Act on investments by the Master Fund in “affiliated persons” (as that term is defined in the 1940 Act) of the Master Fund, the Master Fund has determined to forgo some or all of its voting rights, to the extent such may exist, associated with investments in certain Investment Funds.

In addition, to any extent that the Master Fund invests in Investment Funds, in situations where the Master Fund and other Grosvenor-Managed Accounts own, in the aggregate, 25% or more of the interest in a particular Investment Fund, the 1940 Act will effectively preclude Master Fund and the other Grosvenor-Managed Accounts from making additional investments in such Investment Fund, even though the relevant portfolio management team may determine that it would be appropriate for the Grosvenor-Managed Accounts (including the Master Fund) assigned to them to make additional investments in such Investment Fund.  Because Grosvenor believes that Grosvenor-Managed Accounts  other than the Master Fund should not be compelled to forego investment opportunities that otherwise would be available to them but for the restrictions imposed by the 1940 Act (which restrictions would not apply to such Grosvenor-Managed Accounts in the absence of the Master Fund’s participation in such investments), Grosvenor may, in certain circumstances, determine not to invest assets of the Master Fund in, or to cause the Master Fund to redeem/withdraw from, a particular Investment Fund so that other Grosvenor-Managed Accounts may invest in such Investment Fund.  If Grosvenor causes the Master Fund to redeem/withdraw from an Investment Fund, the Master Fund may, in addition to losing the opportunity to invest in such Investment Fund, suffer economic detriment arising from such redemption/withdrawal (e.g., losing a performance/incentive compensation “loss carryforward”, incurring redemption/withdrawal charges, etc.)

As a result of these and other factors:

●           the Master Fund likely will have a different investment portfolio (and, as a result, different performance results) from other Grosvenor-Managed Accounts even though the Master Fund and such other Grosvenor-Managed Accounts may have substantially similar investment objectives; and

●           no assurance can be given that:

›
the Master Fund will participate in all investment opportunities in which one or more other Grosvenor-Managed Accounts, Grosvenor’s proprietary accounts and/or the proprietary accounts of Grosvenor’s related persons participate;

›
particular investment opportunities allocated to one or more Grosvenor-Managed Accounts, Grosvenor’s proprietary accounts and/or the proprietary accounts of Grosvenor’s related persons will not outperform investment opportunities allocated to the Master Fund; or

›
the Master Fund, on the one hand, and one or more other Grosvenor-Managed Accounts, Grosvenor’s proprietary accounts and/or the proprietary accounts of Grosvenor’s related persons, on the other hand, will receive equal or similar treatment.

Possible Incentive to Favor One or More Grosvenor-Managed Accounts over One or More Other Grosvenor-Managed Accounts

To any extent that the Master Fund invests in Investment Funds, Grosvenor’s portfolio management teams might have an incentive to favor one or more Grosvenor-Managed Accounts over the Master Fund (for example, with regard to the selection of Investment Funds for those Grosvenor-Managed Accounts or the allocation of investment opportunities in Investment Funds that have limited investment capacity), because the “favored” Grosvenor-Managed Account(s) might pay Grosvenor more for its services than the Master Fund or other Grosvenor-Managed Accounts that invest in the Master Fund (such as the Fund).   For example, a portfolio management team may have an incentive to propose investments in what it considers to be the best investment opportunities for Grosvenor-Managed Accounts (including the Master Fund) from which Grosvenor receives performance-based compensation—in preference to Grosvenor-Managed Accounts from which Grosvenor does not receive performance-based compensation—because Grosvenor may stand to gain greater compensation from the former types of accounts if the best investment opportunities are allocated to them.

Similarly, a member of one of Grosvenor’s portfolio management teams may have an incentive to favor one or more Grosvenor-Managed Accounts over the Master Fund if such person has personal investments in such “favored” Grosvenor-Managed Accounts.

Grosvenor has adopted portfolio opportunity allocation policies and procedures that are designed to ensure that investment opportunities are fairly allocated to all Grosvenor-Managed Accounts (as well as the proprietary accounts of Grosvenor and its related persons) for which such opportunities are appropriate and that have the funds available to take advantage of such opportunities.

Investments in “Early Stage” Investment Funds

Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Investment Funds, at times when investments in such Investment Funds would not be appropriate for the Master Fund or other Grosvenor-Managed Accounts.  If Grosvenor should subsequently determine, in accordance with its then-current criteria applicable to the selection of Investment Funds for the Grosvenor-Managed Accounts, that such an Investment Fund is an appropriate investment for the Grosvenor-Managed Accounts, Grosvenor and its related persons will not be required to restructure the terms on which they invest in such Investment Fund in order to make investments in such Investment Fund available to the Master Fund if, for regulatory or other reasons, the Master Fund would be (or, in Grosvenor’s reasonable determination, may be) precluded from investing in such Investment Fund in the absence of such restructuring.

Investments in Investment Funds Managed by Clients

To any extent that the Master Fund invests in Investment Funds, certain of the Investment Funds in which the Master Fund invests may be managed by investment management firms owned in whole or in part by Grosvenor’s clients, or may hold notes or other securities issued by Grosvenor’s clients, and Grosvenor may be aware of such investments.  The fact that certain of the Investment Funds may be managed by investment management firms owned in whole or in part by Grosvenor’s clients, or may hold notes or other securities issued by Grosvenor’s clients, could, under certain facts and circumstances, potentially alter Grosvenor’s objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to withdraw/redeem from such Investment Funds.  Grosvenor does not expect, however, that it would ever make portfolio management decisions for the Master Fund that would be different from the decisions it would make for the Master Fund if such potential conflict did not exist.

Trade and Clerical Errors

Subject to the standard of care provisions of the Advisory Agreement and/or governing documents or other agreements of the Fund or Master Fund, Grosvenor may be obligated to reimburse the Fund or the Master Fund, as the case may be, for losses sustained by the Fund or the Master Fund, as the case may be, as a result of any errors or mistakes made by Grosvenor, its employees or its agents with respect to Grosvenor’s placing or executing trades for the Fund or the Master Fund, as the case may be, or for any other administrative or clerical errors or mistakes made by the foregoing (collectively, “Trade or Clerical Errors”) that is caused by Grosvenor’s failure to adhere to the standard of care set forth in such provisions.  Subject to its fiduciary  obligations, Grosvenor will determine: (i) whether or not any Trade or Clerical Error is required to be reimbursed in accordance with such standard of care provisions; and (ii) if so, the extent of the loss that has been incurred by the Fund or the Master Fund, as the case may be.  Grosvenor has an inherent conflict of interest with respect to determining whether or not a Trade or Clerical Error is required to be reimbursed in accordance with the applicable standard of care provisions and with respect to determining the extent of the loss that has been incurred by the Fund or the Master Fund, as the case may be.

If a Trade or Clerical Error occurs other than as a result of Grosvenor’s failure to adhere to the applicable standard of care, Grosvenor, in its sole discretion, reserves the right to reimburse the Fund or the Master Fund, as the case may be, for any losses sustained by the Fund or the Master Fund as a result of such Trade or Clerical Error.  Grosvenor’s reimbursement of the Fund or the Master Fund, as the case may be, for a Trade or Clerical Error in such a situation will not constitute a waiver of Grosvenor’s general policy to cause the Fund or the Master Fund, as the case may be, to bear the losses associated with other Trade or Clerical Errors that occur other than as a result of Grosvenor’s failure to adhere to the applicable standard of care.  Any net gain resulting from Trade or Clerical Errors will be for the benefit of the Fund or the Master Fund, as the case may be, and will not be retained by Grosvenor.

Receipt of Sensitive Information

Grosvenor may from time to time receive information that is not generally known to other investors.  In these cases, legal or regulatory constraints could prevent Grosvenor from acting in the manner in which it otherwise would act on behalf of one or more Grosvenor-Managed Accounts, including the Fund or the Master Fund.

Proxy Voting

Grosvenor has developed certain policies and procedures to manage the conflicts of interest that may arise in connection with voting proxies on behalf of the Fund, the Master Fund and the other Grosvenor-Managed Accounts.  These policies and procedures are summarized in Item 17 of Part 2A of Grosvenor’s SEC Form ADV a copy of which is available at www.adviserinfo.sec.gov).

Grosvenor Securities

Grosvenor Securities LLC (“GSLLC”), an affiliate of Grosvenor, serves as a placement agent for certain Grosvenor-Managed Accounts, and Grosvenor may from time to time engage other placement, distribution or similar agents to assist it in marketing Shares.  GSLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority, Inc.  Pursuant to a Master Placement Agent Agreement, Grosvenor compensates GSLLC on a flat annual fee basis for the placement agent services provided by GSLLC, regardless of the success of GSLLC’s placement agent services.  GSLLC may receive compensation from the Fund for the sale and/or servicing of Shares.  You should understand that:

●           in connection with any future activities on behalf of the Fund, GSLLC acts would act as an agent of the Fund, not as an agent of or a broker for shareholders of the Fund; and

●           any agent activities by  GSLLC on behalf of the Fund should not be construed as a recommendation to purchase Shares, as GSLLC makes no such recommendations.

GSLLC has an incentive to introduce the Fund to prospective shareholders, since additional investments in the Fund will result in additional investment management/advisory fees for Grosvenor.

If you acquire Shares as a result of a recommendation made by any other placement, distribution or similar agent, you should not view such recommendation as being disinterested.  Also, you should regard such an agent as having an incentive to recommend that you retain its Shares, as the Fund and/or Grosvenor may pay such agent fees for periods during which you hold such Shares.

Relationships with Consulting Firms

Persons employed by or otherwise associated with Grosvenor may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with consulting firms.  In certain cases, such persons employed by or otherwise associated with consulting firms may be responsible for:

●           analyzing and/or monitoring “fund of funds” investment managers on behalf of such consulting firms;

●           recommending “fund of funds” investment managers to the investment committees or similar governing committees of such consulting firms;

●           selecting the “funds of funds” investment managers that such consulting firms will present to their clients as potential managers of such clients’ assets;

●           recommending particular “fund of funds” investment managers to clients of such consulting firms;

●           recommending that clients of such consulting firms continue to retain the services of, or  discharge, “fund of funds” investment managers; and/or

●           otherwise playing an instrumental role in the process whereby clients of such consulting firms select, and/or retain or discharge, “fund of funds” investment managers.

In cases where persons employed by or otherwise associated with consulting firms have one or more responsibilities of the types discussed  above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Grosvenor, such persons may have an incentive to select Grosvenor as a potential manager of the assets of clients of such consulting firms, to recommend Grosvenor to clients of such consulting firms and/or to recommend that clients of such consulting firms continue to utilize Grosvenor’s services.

Grosvenor believes that is the responsibility of consulting firms to recuse interested individuals or take other appropriate steps to protect the integrity of their decision-making processes, and to make appropriate disclosures of potential conflicts of interest to their clients.  If you utilize the services of a consulting firm, Grosvenor urges you to inquire of such consulting firm whether it is subject to such a conflict of interest.

Grosvenor may from time to time enter into arrangements with consulting firms that represent existing and prospective clients, pursuant to which such consulting firms provide Grosvenor certain performance or other data on the “fund of funds” industry.

Grosvenor may compensate such a consulting firm for such services on an annual flat-fee or other basis.  In no event will Grosvenor enter into any such arrangement unless it first determines to its reasonable satisfaction that the firm that provides services to Grosvenor for compensation from Grosvenor discloses that fact to all clients to whom it recommends Grosvenor.

Relationships with Investment Managers and Other Service Providers

Persons employed by or otherwise associated with Grosvenor  may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated the Subadvisers, the Investment Managers and the Trading Advisors or with other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts (collectively, “Other Advisers”).  In certain cases, such persons employed by or otherwise associated with Grosvenor may be responsible for:

●           analyzing and/or monitoring existing or prospective investments or analyzing and/or monitoring Other Advisers that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts;

●           recommending that Grosvenor approve investments managed by such Other Advisers as eligible investments for Grosvenor-Managed Accounts;

●           recommending that one or more Grosvenor-Managed Accounts add capital to, or withdraw/redeem their capital (in whole or in part) from, investments managed by such Other Advisers;

●           making the final decision to approve investments managed by such Other Advisers as eligible investments for Grosvenor-Managed Accounts;

●           making the final decision to cause one or more Grosvenor-Managed Accounts to add capital to, or withdraw/redeem their capital (in whole or in part) from, investments managed by such Other Advisers;

●           recommending that Grosvenor retain other third-parties that wish to provide services to Grosvenor and/or one or more Grosvenor-Managed Accounts; and/or

●           recommending that Grosvenor discharge third-parties that provide services to one or more Grosvenor-Managed Accounts.

In cases where such persons employed by or otherwise associated with Grosvenor have one or more responsibilities of the types discussed above and are related by blood or marriage to, or otherwise have personal relationships with, Other Advisers, such persons may have an incentive to base their decisions on personal considerations rather than on the best interests of the affected Grosvenor-Managed Accounts.  Grosvenor, however, monitors relationships of these types with a view to determining whether there is a reasonable likelihood that such persons will base their decisions on personal considerations rather than on the best interests of the affected Grosvenor-Managed Accounts, and will take appropriate action if it determines that such a reasonable likelihood exists.

Gifts, Meals and Entertainment

Grosvenor personnel may receive gifts, meals and/or entertainment from service providers doing business with Grosvenor and/or one or more Grosvenor-Managed Accounts, or from prospective service providers, including existing and prospective Other Advisers.  Grosvenor maintains policies and procedures that it believes are reasonably designed to preserve Grosvenor’s objectivity with respect to the selection, retention and termination of service providers, notwithstanding the receipt of gifts, meals and/or entertainment by Grosvenor personnel from such service providers.  However, notwithstanding these policies and procedures, to the extent that Grosvenor’s employees receive gifts, meals and/or entertainment from Other Advisers, such employees may have an incentive to seek to cause Grosvenor and/or one or more Grosvenor-Managed Accounts to enter into a business relationship with, or to sustain or expand an existing business relationship with, such service provider even if doing so is not in the best interests of such Grosvenor-Managed Account(s).

Grosvenor from time to time provides meals and entertainment to persons employed by or otherwise associated with consultants, financial advisors, clients and prospective clients (which may include members and prospective members).  In certain cases, Grosvenor may provide such meals and entertainment to clients or prospective clients at the request of consultants, financial planners or other third-parties.  It is possible that providing meals and entertainment to such persons could affect their decision-making responsibilities.

Grosvenor from time to time contributes to events sponsored by clients and prospective clients, or by organizations in which clients or prospective clients participate, such as picnics, annual meetings, dinners and events honoring retiring employees.  It is possible that contributing to such events could affect the clients or prospective clients in connection with their decisions whether to retain Grosvenor as their investment manager/adviser or to maintain existing investment management/advisory relationships with Grosvenor.

Charitable and Philanthropic Activities

Grosvenor and its principals, and the Other Advisers, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations.  Grosvenor and its principals, on the one hand, and such Other Advisers, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities.  Grosvenor and its principals, and such Other Advisers, are free to participate in philanthropic opportunities brought to their attention by one another.  Under no circumstances will such participation or lack thereof be a factor in Grosvenor’s investment management process.

Similarly, Grosvenor and its principals, and investors/participants in Grosvenor-Managed Accounts and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations.  Grosvenor and its principals, on the one hand, and investors/participants in Grosvenor-Managed Accounts and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities.  Grosvenor and its principals, and investors/participants in Grosvenor-Managed Accounts and their principals, are free to participate in philanthropic opportunities brought to their attention by one another.  Under no circumstances will such participation or lack thereof be a factor in Grosvenor’s investment management process.

The Subadvisers, Trading Advisors and Investment Managers

Other Advisers are likely to be subject to many of the same types of conflicts of interest to which Grosvenor is subject.  For example, Other Advisers are involved in other business ventures, including the management and/or administration of other investment funds and accounts whose investment objectives are identical or substantially similar to those of the Fund or Investment Funds they manage.  Neither the Fund nor the Master Fund will share in the risks or rewards of such other ventures.  In addition, such other ventures may compete with the Fund, the relevant Investment Funds and/or the relevant Trading Entities for the time and attention of the Other Advisers, and might create additional conflicts of interest or raise other special considerations.

The Other Advisers have responsibility for investing the capital allocated to them.  They also manage other accounts (including other accounts in which they may have an interest) and may have financial and other incentives to favor such accounts over the Master Fund (or Investment Funds or Trading Entities in which the Master Fund invests).  In investing on behalf of other clients, as well as the Master Fund (or Investment Funds or Trading Entities in which the Master Fund invests), these Other Advisers must allocate their resources, as well as limited market opportunities.  Doing so could increase the level of competition for the same trades that otherwise might be made for the Master Fund (or  Investment Funds or Trading Entities in which the Master Fund invests), including the priorities of order entry, as well as make it difficult or impossible to take or liquidate a particular position at a price indicated by a manager’s strategy.

In addition, in connection with investing and trading for other accounts, including their proprietary accounts, the Other Advisers may make use of information obtained by them in the course of investing and trading for the Master Fund, Investment Funds, and/or Trading Entities  They will have no obligation to compensate the Master Fund, Investment Funds or Trading Entities in

any respect for their receipt of such information or to account to the Master Fund or any such Investment Fund or Trading Entity for any profits earned from their use of such information.

The Other Advisers and their principals, in managing investment accounts other than the Master Fund, Investment Funds and/or the Trading Entities, may employ trading methods, policies and strategies which differ from those which they employ on behalf of the Master Fund, the Investment Funds and/or the Trading Entities.  Therefore, the results of the Master Fund’s investments may differ from the results of other accounts managed by such Other Advisers.

The Other Advisers may select the financial intermediaries that execute transactions for their allocation of the Master Fund and/or respective Investment Funds and Trading Entities and negotiate the related brokerage commissions and other transactional costs paid to such intermediaries.  In selecting financial intermediaries and/or in negotiating commissions and other compensation with them, such Other Advisers (subject to their overall duty to obtain “best execution” of all transactions for accounts they manage):

●           have authority to and may consider the full range and quality of the services and products provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

●           do not necessarily select intermediaries that charge the lowest transaction costs.  In this regard, Investment Managers may engage in the practice known as “paying up,” whereby the Other Advisers cause the Master Fund and/or Investment Funds and Trading Entities to pay higher transaction costs than they would otherwise pay so that the Other Advisers may receive certain non-execution related products and services provided by or through the intermediaries (so-called “soft dollar” benefits).

The practices discussed above create conflicts between the interests of an Other Adviser, on the one hand, and the interests of the Master Fund, an Investment Fund or a Trading Entity, on the other hand.  This is because an Other Adviser that receives “soft dollar” benefits receives a benefit that it does not have to purchase out of its own resources.  This benefit, in turn, may create an incentive to utilize particular intermediaries based not on the interest of the Master Fund, an Investment Fund, or a Trading Entity in achieving “best execution” of its transactions, but on the Other Adviser’s interest in receiving benefits for which it does not have to pay out of its own resources.

Further, an Other Adviser may cause the Master Fund, an Investment Fund and/or a Trading Entity to pay transaction costs to a financial intermediary even though such Other Adviser and/or its clients other than the Master Fund, such Investment Fund or such Trading Entity are the exclusive beneficiaries of  “soft dollar” benefits provided by the intermediary.

Other Matters

The Adviser, its affiliates (including GSLLC) and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Master Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser and its affiliates that are the same, different or made at a different time than positions taken for the Master Fund.  In order to mitigate the possibility that the Master Fund or the Fund will be adversely affected by this personal trading, the Master Fund, the Fund, the Adviser, the Subadvisers and the Fund’s principal underwriter have adopted codes of ethics (each, a “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Master Fund’s portfolio transactions.  The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.  The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Room, Washington, D.C.  20549-1520.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund or the Master Fund, except that the Fund may engage in transactions with accounts which are affiliated with the Fund or the Master Fund solely because they are advised by the Adviser or one of its affiliates (or a Subadviser and one of its affiliates) or because they have common officers, directors or managing members or as otherwise allowed by rule or SEC Staff interpretation.  Such transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Fund or the Master Fund to purchase and another Grosvenor-Managed Account (or equivalent account in the case of Subadvisers) to sell, or the Fund or the Master Fund to sell and another Grosvenor-Managed Account (or similar account in the case of Subadvisers) to purchase, the same security or instrument on the same day.  All such purchases and sales would be made pursuant to procedures that would be adopted by the Fund or the Master Fund pursuant to Rule 17a-7 under the 1940 Act or as otherwise allowed by rule or SEC Staff interpretation.  Among other things, those procedures would be intended to ensure that (i) each such transaction will be effected for cash consideration at the current market price of the particular securities, (ii) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction.  Affiliated broker-dealers of the Adviser may act as broker for the Fund, the Master Fund or the Investment Funds in effecting securities transactions.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

CODE OF ETHICS

The Adviser and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes of Ethics, Adviser employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Funds Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.   The Adviser’s Code of Ethics is available upon request.

VOTING

Each shareholder has the right to cast a number of votes based on the number of Shares owned by the shareholders at a meeting of shareholders called by the Fund Board or by shareholders holding 25% or more of the total number of votes eligible to be cast.  Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Trustees, approval of the agreement with the investment adviser of the Fund, and approval of the Fund's auditors, and on certain other matters.  Except for the exercise of their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund or the Master Fund.

In addition, pursuant to a master-feeder agreement between the Fund and the Master Fund, approval by shareholders of the Master Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Master Fund, which, for this purpose, means the affirmative vote of the lesser of (1) Master Fund shareholders representing more than 50% in interest of the outstanding interests in the Master Fund or (2) Master Fund shareholders representing 67% or more in interest of the outstanding interests in the Master Fund present at a meeting called for the purpose of approving a proposal, if Master Fund shareholders holding more than 50% in interest of the outstanding interests in the Master Fund are represented at such meeting in person or by proxy.  In connection with the vote of shareholders of the Master Fund, the Fund will vote its interest in the Master Fund proportionately for and against approval in accordance with the votes of shareholders for and against a proposal.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund will commence operations on or following the date of this SAI, and therefore, no investor owns beneficially more than 5% of the outstanding Shares of the Fund as of the date of this SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund will bear any commissions or spreads in connection with its portfolio transactions, if any.

The Adviser

To the extent the Adviser directly manages assets of the Master Fund, the Adviser has the authority to determine the financial intermediaries to be used in connection with such purchases/sales of securities and other financial instruments and to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such purchases/sales – which commissions or other compensation are borne by the Master Fund.  In determining which intermediaries to use, the Adviser focuses on the quality of the execution-related services provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, their reliability and their financial stability), and the Adviser does not necessarily select those that charge the lowest commissions or other transactional costs.

The Adviser does not separately compensate financial intermediaries for the provision of non-execution related services and does not believe that its “pays up” for such services.  However, the Adviser may from time to time use financial intermediaries that provide research-related products or services to most or all of their customers, and – although the Adviser does not request research-related products or services from such financial intermediaries – the Adviser may on occasion receive and use research provided by such intermediaries.  In this situation, the Adviser receives a benefit because it does not have to produce or pay for the research.  Accordingly, the Adviser may have an incentive to select financial intermediaries based on its interest in receiving the research or other products or services rather than on the Adviser’s clients’ interest in receiving the most favorable execution.  However, since the research provided is not material in nature and quantity and is provided without the Adviser’s request, the Adviser believes that its  receipt of such research does not have a material effect on its selection of financial intermediaries.

Consistent with any guidelines established by the Master Fund Board, as applicable, and Section 28(e) of the Exchange Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Master Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Master Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Distributor) and to take into account the sale of Shares of the Fund if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

Subadvisers

The subadvisory agreements provide that each Subadviser places orders for the purchase and sale of securities that are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadviser to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadviser shall consider all factors that it deems relevant when assessing best price and execution for the Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadviser is authorized by the Master Fund Board to consider the “brokerage and research services” (as defined in Section 28(e) of the  Exchange Act), provided by the broker. Each Subadviser is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each Subadviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Subadviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadviser. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadviser with research services.

The fees of each Subadviser are not reduced by reason of its receipt of such brokerage and research services. Generally, a Subadviser does not provide any services to the Fund except portfolio investment management and related record-keeping services. The Adviser may request that a Subadviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers. It is possible that certain of the services received by a Subadviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadviser.

Investment Funds and Trading Entities

Investment Funds and Trading Entities will incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds and Trading Entities. In view of the fact that the investment program of certain of the Investment Funds and Trading Entities may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds and Trading Entities may be substantially greater than the turnover rates of other types of  investment funds. In addition, the order execution practices of the Investment Funds and Trading Entities may not be transparent to the Fund. Each Investment Fund and Trading Entity is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Investment Managers. The Adviser expects that each Investment Fund and Trading Entity will generally select broker-dealers to effect transactions on the Investment Fund’s or Trading Entity’s behalf substantially in the manner set forth below.

Each Investment Fund and Trading Entity generally will seek reasonably competitive commission rates. However, Investment Funds and Trading Entities will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those that the Fund would consider. Investment Funds and Trading Entities may not be subject to the same regulatory restrictions as the Fund on principal and agency transactions. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds and Trading Entities.

No guarantee or assurance can be made that an Investment Fund’s or Trading Entity’s brokerage transaction practices will be transparent or that the Investment Fund or Trading Entity will establish, adhere to, or comply with its stated practices. Investment Funds and Trading Entities may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Manager or its affiliates rather than the Investment Fund or Trading Entities.

Market-Timing Policy

Some investors try to profit from a strategy called market-timing — moving money into mutual funds for the short-term when they expect prices to rise and taking money out when they expect prices to fall.

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV.

The Fund Board has approved policies and procedures intended to discourage excessive trading of the Fund’s Shares. The Fund monitors the number of roundtrip transactions in shareholder accounts. A roundtrip is a mutual fund purchase or exchange purchase followed by a sell or exchange sell within [30] calendar days in the same fund and account. shareholders that place a second roundtrip transaction in the Fund will have their account restricted to redemption-only mode for [30] days from the date of the second roundtrip. Regardless of whether the specific testing criteria or monitoring limits proscribed by the policies and procedures are exceeded, the Fund Board or Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder or broker is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder or broker from making further purchases or exchanges of Shares.

The shareholder servicing agent applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund Shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

In addition, some financial intermediaries may impose their own restrictions on short-term trading that may differ from the Fund’s. The Fund may choose to rely on the intermediary’s restrictions on short-term trading in place of its own only if the Adviser determines, in its discretion, that the intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity.

The Fund seeks to apply its redemption fee policy to all accounts except those accounts identified as exempt in the Prospectus under “Redemption Fees.” In some cases, the Fund permits financial intermediaries to charge redemption fees in accordance with their own policies in place of the Fund’s policy when the Adviser determines that the intermediary’s redemption fee policy is reasonably designed to discourage short-term trading. Redemption fees withheld by the intermediary are paid back to the Fund.

The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund Board has adopted policies and procedures developed by the Adviser with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of the Fund’s shareholders. As a consequence, any conflicts of interest between the interests of the Fund’s shareholders and those of the Adviser, the Distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of Fund shareholders first.

The policy provides that information regarding the Fund’s portfolio holdings may be shared with the Fund’s Adviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). Disclosure of the Fund’s complete list of holdings (including the size of each position) is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the policy permits disclosure of a list of holdings (and related risk/performance analyses) that is made available to a shareholder of record upon request on the same basis to all record shareholders of the Fund upon request (or, to an appropriate fiduciary who is determined by the Fund’s Chief Compliance Officer, in consultation with Fund counsel, to be acting on behalf of the shareholder(s)).

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and personnel of the Adviser that are not fund-affiliated personnel in other circumstances, including:

(1) The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

(2) The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

(3) A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time forth purpose of obtaining research and/or market information from such brokers.

(4) A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

(5) The Fund’s sector weightings, yield, performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

(6) A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

(7) The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of nonpublic information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, the Adviser or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund Board.

The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Fund Board. Set forth below will be a list of those parties who are authorized to have ongoing arrangements with the Fund that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. Any parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

[Parties to be added by amendment]

TAXES

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund.

Taxation of the Fund

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined as the “Code”), and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in “qualified publicly traded  partnerships” (as described below); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid, generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in paragraph (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above. To the extent that it qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below).

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Moreover, it may be difficult for the Fund to meet the income or diversification test set forth above. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, disposing of certain assets, or making additional distributions. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals (at least for taxable years beginning before January 1, 2013, see discussion below), provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce the investment return to Fund shareholders.

The Fund intends to distribute substantially all of its investment company taxable income and all net realized long-term capital gain in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, each Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2013. It is currently unclear whether Congress will extend these reduced rates for taxable years beginning on or after January 1, 2013, or what the terms of such an extension would be. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

For taxable years beginning before January 1, 2013, the Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. It is currently unclear whether Congress will extend the special tax treatment of qualified dividend income for taxable years beginning on or after January 1, 2013, or what the terms of such an extension would be. The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for treatment as QDI.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year early in the succeeding year.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased, including by means of dividend reinvestments, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See the Prospectus for more information.

Foreign Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Fund may be liable to foreign governments for taxes relating primarily to income from or dispositions of foreign securities. If at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, the Fund will be permitted to make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign governments are treated as foreign corporations for purposes of the 50% test described above.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test for RIC qualification described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Options, Futures and Other Derivative Instruments

In general, any option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. The Fund’s direct or indirect investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and to avoid a Fund-level tax. To the extent that, in order to achieve exposure to commodities, the Fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. In such a case, the Fund’s investments in such entities could be limited by its intention to qualify as a RIC and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a RIC for a particular year. In addition, the diversification requirement described above for RIC qualification will limit the Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the fund’s taxable year.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. The Fund employs a multi-manager approach in which the Adviser  and one or more other managers each provide day-to-day portfolio management for a portion of the Fund’s or Subsidiary’s assets. Due to this multi-manager approach, certain of the Fund’s investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale and straddle rules) that may affect the timing, character and/or amount of the Fund’s distributions to shareholders.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income. Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Fund.

If the Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gain from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Municipal Obligations

The interest on municipal obligations is generally exempt from U.S. federal income tax. However, distributions from the Fund derived from interest on municipal obligations are taxable to shareholders of the Fund when received. In addition, gains realized by the Fund on the sale or exchange of municipal obligations are taxable to shareholders of the Fund.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, the Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require the Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to shareholders to avoid any Fund-level tax.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and “excess distribution” charges described above in some instances. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income.

Investments in REITs

Any investment by the Fund in equity securities of REITS qualifying as such under Subchapter M of the Code  may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions): (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Investment in the Master Fund

The Fund is a “feeder” fund that invests substantially all of its assets in the Master Fund, which has the same objective and policies as the Fund.  Generally all investments are made at the Master Fund level.  This structure is sometimes called a “master-feeder” structure.  The Fund’s investment results will correspond to the investment results of the Master Fund.  The Master Fund is treated as a partnership for U.S. federal income tax purposes, and the Fund generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the Master Fund so as to reflect the Fund’s interest in the Master Fund.  The discussion in the Prospectus and in this SAI of the tax treatment of the Fund’s investments reflects the tax treatment of the Master Fund’s investments as allocated to the Fund as a partner in the Master Fund.  Income allocated to the Fund by the Master Fund will retain its original tax character for purposes of the RIC annual gross income test.  The Fund will also be deemed to satisfy the RIC asset diversification requirements if the Master Fund’s assets meet those requirements.

Investment in the Subsidiary

The Fund intends to gain exposure to commodities and commodity-related instruments in whole or in part through the Master Fund’s investments in the Subsidiary. As described above, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. Investments in commodities and certain commodity-linked instruments generate income that is not “qualifying income” for purposes of meeting this 90% test. Although the Internal Revenue Service (the “IRS”) previously has issued a number of private letter rulings (“PLRs”) that indicate that certain income from a RIC’s investment in a controlled foreign corporation (see discussion below) will constitute

“qualifying income” for purposes of the 90% gross income test, the IRS has suspended issuance of further PLRs pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in the PLRs, which change in position may be applied retroactively to the Fund, the income from the Fund’s investment in the Subsidiary might not be “qualifying income” and the Fund might not qualify as a RIC for one or more years, which would adversely affect the value of an investment in the Fund.

The Subsidiary is wholly owned by the Master Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Master Fund is a U.S. person that owns all of the stock of the Subsidiary, the Master Fund is a “U.S. Shareholder” with respect to the Subsidiary and the Subsidiary is a CFC. As a “U.S. Shareholder,” the Master Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Master Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Master Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Master Fund will be tax-free, to the extent of the Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Master Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. Net losses incurred by the Subsidiary during a tax year do not flow through to the Master Fund and thus will not be available to offset income or capital gain generated from the Master Fund’s other investments. In addition, net losses incurred by the Subsidiary during a tax year generally cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent tax years. As an investor in the Master Fund, the Fund will also be treated as a “U.S. Shareholder” in the Subsidiary, and a pro rata share of the tax consequences of the Master Fund’s ownership of the Subsidiary will pass through to the Fund with respect to its interest in the Master Fund.

Further, if a net loss is realized by a Trading Entity or other investment vehicle that is treated as a corporation for U.S. federal income tax purposes, such net loss generally is not available to offset the income earned from other sources by the Subsidiary that invests in such Trading Entity or other investment vehicle.

In addition, if any income earned by the Subsidiary or by a Trading Entity or other investment vehicle in which the Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the U.S. (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Subsidiary earns ECI in connection with its direct investment activities, or is deemed to earn ECI in respect of the activities of a Trading Entity or other investment vehicle, a portion or all of the Subsidiary’s income could be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Subsidiary and of the Trading Entities and other investment vehicles in which the Subsidiary invests will be conducted in such a manner that none of these entities will be treated as engaged in a U.S. trade or business, but there can be no assurance that none of these entities will recognize any effectively connected income. The imposition of U.S. taxes on ECI, at either the Subsidiary level or the level of a Trading Entity or other investment vehicle in which the Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund.

Investments in Other Regulated Investment Companies

The Fund’s investments in shares of an ETF or another company that qualifies as a RIC (for purposes of this section, each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Investments in Partnerships

For U.S. federal income tax purposes, if the Fund invests in an investment company or other vehicle that is treated as a partnership for such purposes, the Fund generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Fund’s interest in the partnership. As noted above, income derived from a partnership will be treated as qualifying income to the Fund only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. A partnership in which the Fund invests may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 706, 708, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in the Fund, as a partner, receiving more or fewer items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. The Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Fund in such year.

In general, the Fund will not recognize its share of these tax items until the close of the partnership’s taxable year. However, absent the availability of an exception, the Fund will recognize its share of these tax items as they are recognized by the partnership for purposes of determining the Fund’s liability for the 4% excise tax (described above). If the Fund and the partnership have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that partnership and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year.

In general, cash distributions to the Fund by a partnership in which it invests (including in partial or complete redemption of its interest in the partnership) will represent a nontaxable return of capital to the Fund up to the amount of the Fund’s adjusted tax basis in its interest in the partnership, with any amounts exceeding such basis treated as capital gain. Any loss may be recognized by the Fund only if it redeems its entire interest in the partnership for money. If the Fund receives allocations of income from a partnership in which it invests that are eligible for qualified dividend treatment or the dividends-received deduction, then the Fund, in turn, may report a portion of its distributions as qualified dividend income or as eligible for the dividend-received deduction, as applicable, provided certain conditions are met. More generally, as a result of the foregoing and certain other special rules, the Fund’s investment in investment companies that are partnerships for U.S. federal income tax purposes can cause the Fund’s distributions to shareholders to vary in terms of their timing, character, and/or amount from what that Fund’s distributions would have been had the Fund invested directly in the portfolio securities and other assets held by those underlying partnerships.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes excess inclusion income, then the RIC will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28% for amounts paid through December 31, 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Dividends properly reported as Capital Gain Dividends are generally not subject to withholding of federal income tax. Absent a specific statutory exemption, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the U.S., (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholders received (see below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the U.S. will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. Any effectively-connected dividends received by a foreign shareholder will generally be exempt from the 30% U.S. federal withholding tax, provided the shareholder satisfies applicable certification requirements. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S. More generally, foreign shareholders who are residents in a country with an income tax treaty with the U.S. may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Very generally, special tax rules apply if the Fund holds or, but for the operation of certain exceptions, would be treated as holding USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USPRIs, interests in real property located outside the U.S., and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Fund does not expect to invest in, or to be treated as investing in, but for the exceptions referred to above, a significant percentage of USRPIs, so these special tax rules are not likely to apply. In order to qualify for an exemption from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser regarding the applicability to them of both this reporting requirement.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (FATCA) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”) made to non-U.S. entities; this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

Regulations have been proposed with respect to these rules; these Proposed Regulations potentially subject to material change. Pursuant to the Proposed Regulations, distributions made by the Fund to a shareholder subject to the phase-in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be withholdable payments subject to withholding. Payments to non-U.S. shareholders will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications, waivers or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or non- U.S. individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8, respectively. Subject to any applicable  inter-governmental agreement, payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder, in each case modified by any applicable intergovernmental agreements between the U.S. and a non-U.S. government to implement FATCA and improve international tax compliance. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Other Tax Matters

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation. The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

OTHER INFORMATION

The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[               ], is the independent registered public accounting firm for the Fund, providing audit services and consultation with respect to the preparation of filings with the SEC.

LEGAL COUNSEL

K&L Gates LLP, Boston, Massachusetts, serves as legal counsel to the Fund.  The firm also acts as legal counsel to the Adviser and its affiliates with respect to certain other matters.  In connection with the Fund’s offering of Shares and advice to the Fund, the Master Fund, the Adviser and their affiliates, K&L Gates LLP will not be representing shareholders of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

FINANCIAL STATEMENTS OF THE FUND AND MASTER FUND

[TO BE ADDED BY AMENDMENT]

NOTES TO FINANCIAL STATEMENTS

[TO BE ADDED BY AMENDMENT]

Appendix A
DESCRIPTION OF SECURITIES RATINGS(†)

[TO BE ADDED BY AMENDMENT]

A-1

APPENDIX B

[Proxy Voting Policies]

B-1

Grosvenor Alternative Strategies Fund

Statement of Additional Information

[               ], 2013

Investment Adviser and Administrator
Grosvenor Capital Management, L.P.
900 North Michigan Avenue, Suite 1100
Chicago, IL 60611

Custodian
[      ]

Transfer Agent
[          ]

Independent Registered Public Accounting Firm
[          ]

Legal Counsel
K&L Gates LLP

B-2

PART C.  OTHER INFORMATION

Item 28.           Exhibits

(a)	(1)	Certificate of Trust of the Registrant, dated as of October 5, 2012, filed herewith.
Certificate of Amendment of Certificate Trust of the Registrant, dated as of October 22, 2012, filed herewith.
	(2)	Agreement and Declaration of Trust of the Registrant, dated as of October 5, 2012, filed herewith.
(b)		Bylaws of the Registrant, to be filed by amendment.
(c)		Not applicable.
(d)	(1)	Investment Advisory Agreement between the Grosvenor Alternative Strategies Master Fund (the “Master Fund”) and Grosvenor Capital Management, L.P. (“Adviser”), to be filed by amendment.
	(2)	Management Agreement between Grosvenor Alternative Strategies Fund (the “Fund”) and the Adviser, to be filed by amendment.
(e)	(1)	Form of Distribution Agreement between the Registrant and [_____] (the “Distributor”), to be filed by amendment.
	(2)	Form of Selling Agreement, to be filed by amendment.
(f)		Not applicable.
(g)		Custody Agreement, to be filed by amendment.
(h)	(1)	Administration Agreement, to be filed by amendment.
	(2)	Transfer Agency Agreement, to be filed by amendment.
	(3)	Expense Limitation Agreement between the Master Fund and the Adviser, to be filed by amendment.
(i)		Opinion and consent of counsel, to be filed by amendment.
(j)		Consent of Independent Registered Public Accounting Firm, to be filed by amendment.
(k)		Not applicable.
(l)		Agreement for providing initial capital, to be filed by amendment.
(m)		Rule 12b-1 Plan of the Fund, to be filed by amendment.
(n)		Not Applicable.
(o)		Reserved.
(p)	(1)	Code of Ethics of the Master Fund, to be filed by amendment.
	(2)	Code of Ethics of the Fund, to be filed by amendment.
	(3)	Code of Ethics of the Adviser, to be filed by amendment
	(4)	Code of Ethics of the Distributor, to be filed by amendment.

Item 29.                      Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 30.                      Indemnification

The Registrant's Agreement and Declaration of Trust, filed herewith and incorporated hereto by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

The Registrant’s By-Laws, Distribution Agreement and Form of Selling Agreement, to be filed by amendment, are expected to contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Master Fund’s Investment Advisory Agreement and the Fund’s Management Agreement with the Adviser, to be filed by amendment, are expected to contain provisions limiting the liability, and providing for indemnification, of the respective advisor and its personnel under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.     Business and Other Connections of Investment Advisor

Grosvenor Capital Management L.P. (the “Adviser”), is a Illinois limited partnership that offers investment management services and is a registered investment advisor.  The Adviser is investment adviser to the Registrant, the Fund and the Master Fund.  The Adviser’s offices are located at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611.  Information as to the officers and directors of the Advisers is included in its current Form ADV (IARD No: 108654) filed with the Securities and Exchange Commission.  The Adviser is also registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association.

Item 32.                      Principal Underwriter

1.           (a)           [______] (the “Distributor”) [____].

(b)           The following table sets forth the information concerning each director and officer of the Registrant’s principal underwriter.
Name	Positions & Offices with Underwriter	Position and Offices with Registrant
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

The business address for each of the above directors and officers is [                         ].

(c)           Not applicable.

Item 33.                      Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940 are maintained at the offices, as applicable of: (1) the Registrant, (2) the Adviser, (3) the Registrant’s custodian, and (4) the Registrant’s administrator.

1.	Grosvenor Alternative Funds 900 North Michigan Avenue, Suite 1100 Chicago, IL 60611

2.	Grosvenor Capital Management L.P. 900 North Michigan Avenue, Suite 1100 Chicago, IL 60611

3.	[Custodian] [Address] [Address]

4.	[Administrator] [Address] [Address]

Item 34.      Management Services

Not applicable.

Item 35.      Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and the State of Illinois, on the 8th day of January, 2013.

Company Name
GROSVENOR ALTERNATIVE FUNDS

By:	/s/ Scott J. Lederman
Name: Scott J. Lederman
Title: Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Scott J. Lederman Scott J. Lederman	Trustee	January 8, 2013
/s/ Zack D. Weber Zack D. Weber	Treasurer (Principal Financial Officer)	January 8, 2013

 INDEX TO EXHIBITS

(a)	(1)	Certificate of Trust of the Registrant, dated as of October 5, 2012.
	(2)	Certificate of Agreement to Certificate of Trust of the Registrant, dated as of October 22, 2012.
	(3)	Agreement and Declaration of Trust of the Registrant, dated as of October 5, 2012.